                  SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS OF
                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.


On March 11, 2001, American General Corporation ("AGC"), the parent of American General Asset Management Corp. and American General Funds Distributors, Inc., the investment adviser and distributor respectively of the CypressTree Senior Floating Rate Fund, Inc., agreed to the terms of a merger with Prudential plc., an international financial services organization headquartered in London. The merger, which is subject to a number of conditions, is targeted for completion in the third quarter of 2001.

March 13, 2001

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
                              286 Congress Street
                          Boston, Massachusetts 02210
                                 (617) 368-3535

                                                                  March 12, 2001

Dear CypressTree Senior Floating Rate Fund, Inc. Shareholder:

   A Special Meeting of Shareholders of the CypressTree Senior Floating Rate Fund, Inc. ("CypressTree Fund") will be held on April 20, 2001 at the offices of American General Asset Management Corp., 286 Congress Street, Boston, Massachusetts 02210.

   The Board of Directors has approved the Reorganization (the "Reorganization") of CypressTree Fund into North American Senior Floating Rate Fund, Inc. ("North American Fund"), which is managed by CypressTree Fund's investment adviser, American General Asset Management Corp. If the Reorganization is approved by Shareholders, you would become a shareholder of North American Fund on the date that the Reorganization occurs. North American Fund has the same investment objectives and policies and repurchase policy as CypressTree Fund.

   You are being asked to vote to approve an Agreement and Plan of Reorganization. The enclosed Proxy Statement/Prospectus describes the Reorganization and compares the investment objectives and policies, the fees and expenses, and other matters relating to CypressTree Fund and North American Fund for your evaluation.

   After careful consideration, the Board of Directors unanimously approved this proposal and recommended that shareholders vote "FOR" the proposal.

   You are encouraged to attend and vote at the Meeting in person or vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

Your Vote is Important.

   Your timely vote is important, no matter how many shares you own. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 18, 2001. An immediate response from you will eliminate the expense of additional mailings or having our proxy solicitor, Shareholder Communications Corporation, telephone you. You may also record your vote by telephone by calling 1-888-433-6235 or by faxing your completed and signed proxy card (both front and back sides) to 1-800-733-1885. If you have any questions regarding the meeting or the proxy card, you may call Customer Service at the American General Fund Group at 1-800-872-8037.

   Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ Alice T. Kane
                                          Alice T. Kane
                                          Chairman of the Board and President
                                          CypressTree Senior Floating Rate
                                           Fund, Inc.

                        THE OFFICES OF AMERICAN GENERAL
                             ASSET MANAGEMENT CORP.
                              286 Congress Street
                          Boston, Massachusetts 02210

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
                              286 Congress Street
                          Boston, Massachusetts 02210
                                 (617) 368-3535

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
                          TO BE HELD ON APRIL 20, 2001

To the Shareholders:

   A Special Meeting of Shareholders of the CypressTree Senior Floating Rate Fund, Inc. ("CypressTree Fund") will be held on April 20, 2001 at 10:00 A.M., local time, at the offices of American General Asset Management Corp., 286 Congress Street, Boston, Massachusetts 02210 for the following purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of CypressTree Fund by North American Senior Floating Rate Fund, Inc. ("North American Fund") in exchange for Class D shares of North American Fund, and the subsequent liquidation and dissolution of CypressTree Fund; and

     2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

   Shareholders of record at the close of business on February 15, 2001, are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. You may also record your vote by telephone by calling 1-888-433-6235 or by faxing your completed and signed proxy card (both front and back sides) to 1-800-733-1885. If you have any questions regarding the meeting or the proxy card, you may call Customer Service at the American General Fund Group at 1-800-872-8037. If you are present at the meeting, you may change your vote, if desired, at that time.

                                          By Order of the Board of Directors

                                          /s/ John I. Fitzgerald
                                          John I. Fitzgerald,
                                          Secretary

March 12, 2001

                               TABLE OF CONTENTS

INTRODUCTION...........................................................................   1

SUMMARY................................................................................   2
  The Proposed Reorganization........................................................     2
  Background and Reasons for the Proposed Reorganization.............................     2
  Comparison of Investment Objectives, Investment Policies, and Management...........     3
  Size of the Funds..................................................................     4
  Comparison of Fees and Expenses....................................................     4
  Federal Income Tax Consequences of the Reorganization..............................     5
  Purchase, Repurchase and Exchange..................................................     5
  The Board's Considerations.........................................................     6

COMPARISON OF RISKS INVOLVED IN INVESTING IN THE FUNDS.................................   7
  Credit Risk........................................................................     7
  Collateral Impairment..............................................................     7
  Investments in Lower Quality Securities............................................     8
  Non-Diversification and Industry Concentration.....................................     8
  Illiquid Instruments...............................................................     9
  Borrowing By The Fund..............................................................     9
  Limited Availability of Loans......................................................    10
  Illiquidity of Fund Shares.........................................................    10

INFORMATION ABOUT THE REORGANIZATION...................................................  10
  The Reorganization Agreement.......................................................    10
  Reasons for the Reorganization.....................................................    10
  Board Consideration................................................................    11
  Tax Considerations.................................................................    12
  Expenses of the Reorganization.....................................................    12
  Interest of AGAM in the Reorganization.............................................    12

ADDITIONAL INFORMATION ABOUT THE FUNDS.................................................  13
  Investment Personnel of North American Fund........................................    13
  Form of Organization...............................................................    13
  Distributor........................................................................    13
  Distributions......................................................................    13
  Capitalization.....................................................................    13
  Repurchase Offers..................................................................    14
  Comparison of Securities and Investment Techniques.................................    16

GENERAL INFORMATION ABOUT THE PROXY STATEMENT..........................................  21
  Solicitation of Proxies..............................................................  21
  Voting Rights........................................................................  21
  Information on Appraisal Rights......................................................  22
  Other Matters to Come Before the Meeting.............................................  23
  Shareholder Proposals................................................................  23
  Reports to Shareholders..............................................................  23

APPENDIX A............................................................................. A-1

APPENDIX B............................................................................. B-1

APPENDIX C............................................................................. C-1

                           PROXY STATEMENT/PROSPECTUS
                 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 APRIL 20, 2001

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
                      Relating to the Reorganization into
                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

                                  INTRODUCTION

   This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of CypressTree Senior Floating Rate Fund, Inc. ("CypressTree Fund") to North American Senior Floating Rate Fund, Inc. ("North American Fund") in exchange for Class D shares of North American Fund (the "Reorganization"). CypressTree Fund would then liquidate and distribute to you in the liquidation your portion of the Class D shares of North American Fund it receives in the Reorganization, followed by a dissolution of CypressTree Fund. You would receive Class D shares of North American Fund having an aggregate value equal to the aggregate value of the shares you held of CypressTree Fund as of the Closing Date as defined below. You are being asked to vote on the Agreement and Plan of Reorganization ("Reorganization Agreement") through which these transactions would be accomplished.

   Because you, as a shareholder of CypressTree Fund, are being asked to approve a transaction that will result in your holding Class D shares of North American Fund, this Proxy Statement also serves as a Prospectus for those shares of North American Fund.

   This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about North American Fund that you should know before investing in that Fund. For a more detailed discussion of the investment objectives, policies, restrictions and risks of North American Fund, see North American Fund's Prospectus (the "North American Prospectus") and Statement of Additional Information (the "North American SAI"), both dated January 17, 2001, which may be obtained, without charge, by calling (800) 872-8037. Each of CypressTree Fund and North American Fund also provides periodic reports to its shareholders which highlight certain important information about these Funds, including investment results and financial information. The annual report for North American Fund dated December 31, 2000 is incorporated herein by reference. You may receive a copy of the most recent annual report for North American Fund and a copy of any more recent semi-annual report, without charge, by calling (800) 872-8037. You may receive a copy of the most recent annual report for CypressTree Fund and a copy of any more recent semi-annual report, without charge, by calling (800) 872-8037. A Statement of Additional Information dated March 12, 2001 containing additional information about the Reorganization and the parties thereto, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information relating to the Reorganization is available upon request without charge by calling (800) 872-8037.

   North American Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and therefore files reports and other information with the SEC. You may also obtain proxy materials, reports and other information filed by CypressTree Fund or North American Fund from the SEC's Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

   THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY


   You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the North American Prospectus, as well as the Reorganization Agreement, which is attached hereto as Appendix A.

The Proposed Reorganization

   On January 23, 2001, the Board of Directors of CypressTree Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

 . the transfer of all of the assets of CypressTree Fund to North American Fund, in exchange for Class D shares of North American Fund;

 . the assumption by North American Fund of all of the liabilities of CypressTree Fund;

 . the distribution of Class D shares of North American Fund to the shareholders of CypressTree Fund, and

 . the complete liquidation and subsequent dissolution of CypressTree Fund.

   The Reorganization is expected to be effective upon the close of business on May 10, 2001, or on a later date as the parties may agree (the "Closing Date"). As a result of the Reorganization, each shareholder of common stock of CypressTree Fund would become a shareholder of Class D shares of North American Fund. Each shareholder would hold, immediately after the Closing Date, Class D shares of North American Fund having an aggregate value equal to the aggregate value of the shares of CypressTree Fund held by that shareholder as of the close of business on the Closing Date. Shareholders of CypressTree Fund will be entitled to exercise "appraisal rights." See "General Information About the Proxy Statement--Information on Appraisal Rights."

Background and Reasons For The Proposed Reorganization

   CypressTree Fund began operations in April 1998 as one of the first so-called "interval" funds. Interval funds are closed-end funds that offer liquidity to their shareholders by periodic offers to repurchase a portion of their outstanding shares, unlike open-end funds, which offer daily redemption of all outstanding shares. As a matter of fundamental policy, CypressTree Fund makes a repurchase offer to its shareholders every month, generally for up to 10% of its outstanding shares.

   CypressTree Fund's investment policy is to provide as high a level of interest income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other senior secured floating rate debt obligations. The Fund was organized by CypressTree Asset Management Corporation, Inc. (now called American General Asset Management Corp. or "AGAM"), which remains the Fund's investment adviser.

   CypressTree Investment Management Company, Inc. ("CIMCO"), a specialist in the floating rate loan asset class, subadvises the Fund.

   CypressTree Fund is a no-load fund. Its shares are sold without a sales charge, primarily on a direct marketing basis or through fund supermarkets, and without a financial intermediary.

   North American Fund began operations a few months later, in August 1998, as a multiple class interval fund. North American Fund has the same investment objectives and policies as CypressTree Fund, the same investment adviser and subadviser, and the same fundamental repurchase offer policy. However, unlike CypressTree Fund, which offers a single no-load class of shares, North American Fund originally had three different classes of shares, of which two classes-- Class B and Class C shares--are currently sold by retail broker dealers, and a third class--Class A shares--will be available upon conversion of Class B and some Class C shares. North American Fund's Class A, B, and C shares are subject to sales loads and service and/or distribution fees, which differ by class. A fourth class of shares, Class D shares, has been created for issuance to CypressTree shareholders in the Reorganization, and is further described in this Proxy Statement/Prospectus.

   The purpose of the Reorganization is to combine the two similar Funds to achieve a larger asset base for shareholders of both Funds, and to eliminate duplication of costs and other inefficiencies arising from having two separate funds with similar portfolios in the same fund group. The increased asset base is likely to provide greater investment opportunities and has the potential to achieve economies of scale for shareholders of both Funds, particularly
CypressTree Fund, which is substantially smaller than North American Fund (See "Summary--Size of the Funds"). The Reorganization is expected to provide CypressTree Fund shareholders, as holders of North American Fund Class D shares, with a more effective distribution support network, with access to North American Fund's distribution platform.

Comparison of Investment Objectives, Investment Policies, and Management

   The investment objectives and policies are the same for both CypressTree Fund and North American Fund. These are described in the table below. The two Funds also have the same investment adviser and subadviser. References to the "Fund" refer to both Funds.

   The larger asset base may also have a favorable impact on CypressTree Fund shareholders who wish to tender their shares for repurchase in the Fund's monthly repurchase offers. This possible impact is further explained under "Information About the Reorganization."
                    NORTH AMERICAN FUND AND CYPRESSTREE FUND

 INVESTMENT OBJECTIVE (SAME FOR BOTH FUNDS) To provide as high a level of current income as is consistent
                                            with the preservation of capital by
                                            investing in senior secured
                                            floating rate loans and other
                                            senior secured floating rate debt
                                            obligations ("Loans").

 INVESTMENT POLICIES (SAME FOR BOTH FUNDS)  a) Under normal market conditions, each Fund will invest at least 80%
                                            of its total assets in Loans. The
                                            Fund may invest up to 20% of the
                                            Fund's total assets in cash, in
                                            investment grade short-term and
                                            medium-term debt obligations, or in
                                            senior unsecured floating rate
                                            loans ("Unsecured Loans").

                                            b) Loans consist generally of
                                            direct obligations of companies
                                            (collectively, "Borrowers"),
                                            primarily U.S. companies or their
                                            affiliates, undertaken to finance
                                            the growth of the Borrower's
                                            business, internally or externally,
                                            or to finance a capital
                                            restructuring. Loans in which the
                                            Fund will invest are primarily
                                            highly-leveraged Loans made in
                                            connection with recapitalizations,
                                            acquisitions, leveraged buyouts,
                                            and refinancings.

                                            c) In selecting Loans, the Fund
                                            will employ credit standards
                                            established by the subadviser. The
                                            Fund will purchase Loans only if,
                                            in the judgment of the subadviser,
                                            the Borrower can meet debt service
                                            on the Loan (except in the case of
                                            Discount Loans as described below).
                                            The Fund will acquire Loans that
                                            are, in the judgment of the
                                            subadviser, in the category of
                                            senior debt of the Borrower and
                                            that generally hold the most senior
                                            position in the Borrower's
                                            capitalization structure. A
                                            Borrower must also meet other
                                            criteria established by the
                                            subadviser and deemed by it to be
                                            appropriate to the analysis of the
                                            Borrower and the Loan.

                                            d) The Fund's primary consideration
                                            in selecting Loans for investment
                                            by the Fund is the Borrower's
                                            creditworthiness. Some of the Loans
                                            in which the Fund invests are not
                                            currently rated by any nationally
                                            recognized statistical rating
                                            organization. The Fund has no
                                            minimum rating requirement for
                                            Loans. The quality ratings assigned
                                            to other debt obligations of a
                                            Borrower are generally not a
                                            material factor in evaluating Loans
                                            because these rated obligations
                                            typically will be subordinated to
                                            the Loans and will be unsecured.
                                            Instead, the subadviser will
                                            perform its own independent credit
                                            analysis of the Borrower. This
                                            analysis will include an evaluation
                                            of the Borrower's industry and
                                            business, its management and
                                            financial statements, and the
                                            particular terms of the Loan that
                                            the Fund may acquire. The
                                            subadviser will use information
                                            prepared and supplied by the Agent
                                            (as defined below) or other
                                            participants in the Loans. The
                                            subadviser will continue to analyze
                                            in a similar manner on an ongoing
                                            basis any Loan in which the Fund
                                            invests. There can be no assurance
                                            that the Fund will be able to
                                            acquire Loans satisfying the Fund's
                                            investment criteria at acceptable
                                            prices.

 INVESTMENT ADVISER (SAME FOR BOTH FUNDS)   AGAM

 SUBADVISER (SAME FOR BOTH FUNDS)           CIMCO

Size of the Funds

   As of March 1, 2001, CypressTree Fund had total assets of approximately $56 million and North American Fund had total assets of approximately $274 million.

Comparison of Fees and Expenses

   The following discussion describes and compares the fees and expenses of CypressTree Fund and Class D Shares of North American Fund.

   The fees and expenses of CypressTree Fund and the Class D shares are the same, without giving effect to any expense waiver or reimbursement arrangements. In addition, AGAM has agreed to limit total ordinary operating expenses of the Class D shares to 1.25% of average daily gross assets (total assets minus all liabilities except debt); AGAM's current agreement with CypressTree Fund would similarly limit the Fund's total ordinary operating expenses to 1.25% of average daily gross assets. In both cases, the agreement may be discontinued at any time upon thirty (30) days' written notice. For further information, including information on the fees and expenses of the other classes of North American Fund, see Appendix B.

 Operating Expenses

   As shown below CypressTree Fund pays a management fee, an administration fee, and other operating expenses. The management fee is 0.85% of average daily gross assets; the administration fee is 0.40% of average daily gross assets; and for the year ending December 31, 2000, other expenses were approximately 0.25% of average daily net assets (all without giving effect to any fee waivers or reimbursements). North American Fund pays the same management fee and administrative fee. Its other operating expenses for the same period were also approximately 0.25% of average daily net assets (also without giving effect to any fee waivers or reimbursements).

   Class A, B and C shares of North American Fund also pay service and/or distribution fees, and impose front end or contingent deferred sales loads. These shares are not offered by this Proxy Statement/Prospectus. The fees and expenses applicable to these shares are set forth in Appendix B.

   The Class D shares that you would receive in the Reorganization have not previously been issued, and have no operating history. The table below sets forth the current expenses of CypressTree Fund and the estimated pro forma fees of the Class D Shares of North American Fund after giving effect to the Reorganization, both without taking into account any fee waiver or reimbursement arrangements, and net of expense waiver or reimbursement arrangements.


                                                             CLASS D SHARES
                                               CYPRESSTREE NORTH AMERICAN FUND
                                                  FUND          PRO FORMA
                                               ----------- -------------------
Annual Fund Operating Expenses
Management Fee(1) ............................    0.85%           0.85%
Interest Payments on Borrowed Funds...........    0.00%           0.00%
Service Fee...................................    None            None
Distribution Fee..............................    None            None
Administration Fee(1).........................    0.40%           0.40%
Other Expenses................................    0.25%           0.25%
Total Fund Operating Expenses(2)..............    1.50%           1.50%
Total Fund Operating Expenses--(Net of
 Expense Waiver or Reimbursements)(2).........    1.25%           1.25%

--------
(1) The management fee and administration fee are based on a percentage of the Fund's average daily gross assets (gross assets are total assets minus liabilities except debt).
(2)  See "Expense Limitation Arrangements," set forth below.

 Expense Limitation Arrangements

   An expense limitation arrangement is in place for CypressTree Fund, under which the investment adviser limits the ordinary operating expenses borne by CypressTree Fund. The investment adviser has agreed to waive or reimburse the Fund's expenses to the extent necessary so that Fund expenses do not exceed 1.25% of average daily gross assets. Absent such waiver or reimbursements, estimated expenses for CypressTree Fund would be 1.50% of average daily gross assets, as shown in the table above.

   The agreement may be terminated by the investment adviser at any time on thirty (30) days' written notice.

   The investment adviser has agreed to enter into an expense limitation arrangement regarding the Class D shares of North American Fund, under which the adviser would agree to waive or reimburse North American Fund's Class D expenses to the extent necessary so that Class D share expenses would not exceed 1.25% of average daily gross assets attributable to those shares.

   This agreement may be terminated by the adviser at any time on thirty (30) days' written notice.

 Example

   This example is intended to help you compare the cost of investing in CypressTree Fund and in Class D shares of North American Fund on a pro forma basis. The example assumes that you invest $1,000 in CypressTree Fund and in Class D shares of North American Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you repurchase your shares at the end of each period shown; your actual costs may be higher or lower. The Example assumes that the fee waivers and reimbursements described above are in effect.

                                               NORTH AMERICAN FUND
         CYPRESSTREE FUND                    CLASS D SHARES PRO FORMA
1 Year   3 Years   5 Years   10 Years   1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------   ------   -------   -------   --------
 $13       $40       $69       $151      $13       $40       $69       $151

--------------------------------------------------------------------------------
Federal Income Tax Consequences of the Reorganization

   The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize gain or loss as a result of the Reorganization. See "INFORMATION ABOUT THE REORGANIZATION--Tax Considerations."

Purchase, Repurchase and Exchange

   After the Reorganization, Class D shares of North American Fund will be available for sale at net asset value, without a sales load, to investors participating in a fee-based investment program (such as a "wrap" program) or agency commission program and to former CypressTree shareholders who receive Class D shares in the Reorganization ("CypressTree Investors"). Class D shares will not bear either a distribution or service fee.

   Both Funds are closed-end investment companies and, as such, do not redeem their shares. There currently is no secondary market for shares of either Fund and we do not anticipate that such a market will develop. In order to provide shareholders with liquidity and the ability to receive net asset value on disposition of shares, each Fund conducts monthly offers to repurchase at net asset value a percentage of its outstanding shares, which we generally expect will be 10%. For North American Fund, this percentage applies to all outstanding classes of shares taken together. If a Repurchase Offer is oversubscribed, each Fund will repurchase shares pro rata, and may repurchase up to an additional 2% of outstanding shares during any three-month period.

   North American Fund has never experienced an oversubscribed repurchase offer. CypressTree Fund's repurchase offer in March, 2000 was oversubscribed by about 0.89%, and the Fund used part of the permissible 2% increase so that all requests for repurchase were satisfied, without prorating.

   The "Repurchase Request Date" is the last business day of each month. The Repurchase Price is the Fund's net asset value as determined after the close of business on the Pricing Date, which, under normal circumstances, is expected to be the Repurchase Request Date. The Funds expect to distribute payment on the next business day; in any event, the Funds will pay repurchase proceeds no later than five business days (or seven calendar days, whichever period is shorter) after the Pricing Date (the "Repurchase Payment Deadline"). Shareholders are sent notification of each upcoming Repurchase Offer 7 to 14 days before the next Repurchase Request Date. For further information about the Funds' Repurchase Offers, see "Additional Information about the Funds-- Repurchase Offers."

   Shares of CypressTree Fund are not exchangeable with shares of any other Fund. Class D shareholders of North American Fund whose Class D shares are repurchased in a Monthly Repurchase Offer may exchange those shares for Class A shares of certain portfolios of the North American Funds, a family of open-end mutual funds advised by AGAM. Exchanges will be at net asset value, without the imposition of any front end sales charge.

The Board's Considerations

   Based on its evaluation of all relevant information, the Directors of CypressTree Fund have determined that the Reorganization will benefit the Fund's shareholders. Specifically, the Board of Directors considered that after the Reorganization, CypressTree Fund shareholders will remain invested in a closed-end interval fund with the same investment objectives and policies and the same fundamental policy with respect to repurchase offers, but with a substantially greater asset base. The Board considered the potential for greater investment opportunities, economies of scale, efficiencies, improved distribution, and increased liquidity for shareholders, discussed above, under "Background and Reasons for the Proposed Reorganization."

   Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding shares of CypressTree Fund.

   AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF CYPRESSTREE FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

--------------------------------------------------------------------------------
             COMPARISON OF RISKS INVOLVED IN INVESTING IN THE FUNDS

   The risks associated with an investment in North American Fund are summarized below. Because North American Fund and CypressTree Fund share the same investment objectives and policies (described more fully under "Comparison of Objectives, Investment Policies, and Management") the risks of investment for both Funds are the same. All references to the "Fund" refer to both Funds, unless otherwise indicated.

   It is likely that the value of the Fund's portfolios will fluctuate less with changes in interest rates than a portfolio that includes fixed-rate debt. There are, of course, a number of factors that could cause a decline in the Fund's net asset value, including loan default, changes in creditworthiness, or a sudden and dramatic increase in interest rates. At the same time, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

   The Fund is not a money market fund and the Fund's net asset values will fluctuate.

Credit Risk

   Under normal conditions, the Fund will invest at least 80% of its assets in Loans. One of the most significant risks to investing in Loans is credit risk, the risk that the Borrower will not pay interest or repay principal in a timely manner. The Fund's receipt of principal and interest also depends on the creditworthiness of Agents and Intermediate Participants. If payments are late or do not occur at all, the dividends paid to investors and the net asset value of the Fund may fall.

   Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings may involve more credit risk than other Loans in which the Fund invests, including the possibility of default on the Loan or bankruptcy of the Borrower. This type of Loan may be more volatile and less liquid than other Loans. We expect the Fund's Loans will be primarily this type of Loan.

   The Fund will generally invest in Loans that are most senior in a Borrower's capitalization structure. These Loans require repayment ahead of other obligations if credit restructuring occurs. Still, many of these Borrowers may also have non-investment grade subordinated debt that they may find difficult to repay if economic conditions deteriorate. If this occurs, the Borrower may be perceived as less creditworthy, may have difficulties obtaining financing to cover short-term cash flow needs, and may even be forced into bankruptcy or other forms of credit restructuring.

   "Bridge" loans provide Borrowers with temporary financing until other assets are sold, or longer term financing is arranged. The Fund may invest directly in these types of Loans, or may invest in Loans of Borrowers that have obtained bridge loans from other parties. Bridge loans are subject to the risk that the Borrower may not find permanent financing to replace the bridge loan. This could damage the Borrower's perceived creditworthiness.

Collateral Impairment

   Collateral impairment is the risk that the value of the collateral for a loan will fall. The Fund expects to invest in collateralized loans, loans secured by other things of value the Borrower owns.

   Loans are secured unless:

(a) The value of the collateral declines below the amount of the Loan;

(b) The Fund's security interest in the collateral is invalidated for any reason by a court; or

(c) The collateral is no longer required under the terms of the Loan Agreement as the creditworthiness of the Borrower improves.

   There is no guarantee that the sale of collateral would allow Borrowers to meet their obligations should they become unable to repay principal or interest, or that the collateral could be sold quickly and easily.

   The value of the collateral will be set using several criteria:

 . The Borrower's financial statements;

 . An independent appraisal;

 . The market value of the collateral; and

 . Other customary techniques chosen by the investment adviser.

   Collateral is valued generally with the understanding that the Borrower is an ongoing concern. As a result, the value of the collateral may exceed its immediate liquidation value.

   Collateral may include:

(a) Working capital assets, such as accounts receivable and inventory;

(b) Tangible fixed assets, such as real property, buildings and equipment;

(c) Intangible assets, such as licenses, trademarks and patent rights (but excluding goodwill);

(d) Security interests in shares of stock of subsidiaries or affiliates; and

(e) Assets of shareholders of the Borrower, if the Borrower is a private company.

   If the collateral is the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value.

   Any type of decline in the value of collateral could cause the Loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

   If a Borrower becomes involved in bankruptcy proceedings, a court may decide that the Loan does not require repayment through the sale of collateral and may even determine that other obligations be repaid first. Other things could occur, including errors in paperwork, which could invalidate the Fund's security interest in Loan collateral. If this occurs, the Fund is unlikely to recover the full amount of the principal and interest due on the Loan.

   Loans may be unsecured for brief periods if a Borrower's principal asset is the stock of a related company which may not legally be pledged, until this stock can be pledged or is exchanged for other assets.

Investments in Lower Quality Securities

   The Fund may invest all or nearly all of its assets in Loans or other securities that are rated below investment grade by Moody's Investors Service, similarly rated by another nationally recognized statistical rating organization, or, if unrated, deemed by the investment adviser to be of equivalent quality.

   Debt rated Baa or higher by Moody's is considered to be investment grade. Moody's considers debt rated Baa by Moody's to have speculative characteristics. Moody's considers debt rated Ba or B by Moody's to be predominantly speculative regarding the issuer's ability to pay interest and repay principal. Moody's also uses the numerical modifiers 1, 2 and 3 to indicate where in the generic rating classification a particular security ranks, with 1 being the highest and 3 the lowest.

   These ratings of debt securities represent the rating agency's opinion regarding their quality, they are not a guarantee of quality. Rating agencies try to evaluate the safety of principal and interest payments; they do not take into consideration the risks of fluctuations in market value. Because rating agencies may not change ratings quickly in response to company changes, an issuer's current financial condition may be better or worse than a rating indicates. Securities rated Ba and lower are the equivalent of high-yield, high-risk bonds, commonly known as "junk bonds," and involve a high degree of risk. They are generally more vulnerable to economic downturns or developments affecting the Borrower. The investment advisers do not expect to invest in any securities rated lower than B3 at the time of investment. In the event of a downgrade or decrease in the rating of a Loan, the subadviser will consider whether to sell that Loan. See Appendix A to the North American SAI "Description of Ratings" for a full description of Moody's long-term debt ratings.

   Typically, the market values of lower-quality loans change in response to company changes more than higher quality loans. Higher quality loans react primarily to fluctuations in the general level of interest rates. Also, lower-quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher-quality securities.

Non-Diversification and Industry Concentration

   The Fund is classified as a "non-diversified" investment company within the meaning of the Investment Company Act of 1940, as amended ("1940 Act").

This means that the only limits on the amount the Fund may invest in a single issuer are the diversification requirements of Subchapter M of the Code. See "Taxes" in the North American SAI for a description of these requirements. The Fund plans, under normal market conditions, to invest no more than 10% of its assets in Loans of any one Borrower.

   When the Fund chooses to invest a high percentage of its assets in the obligations of just a few issuers, the value of the Fund's investments can react more significantly to any one event than the value of a fund that is more diversified.

   The Fund may acquire Loans made to Borrowers in any industry. The Fund will not concentrate its investments in any one industry. However, because the Fund may buy loans through intermediaries who may be legally considered issuers, the Fund may be deemed concentrated in the financial services industry. Because this is so, the Fund is subject to certain risks. Some of the risks related to financial services include regulatory controls and legislative changes that may limit lending or make it riskier or less profitable, and general financial and economic conditions. See "Investment Restrictions" in the North American SAI.

Illiquid Instruments

   Not all Loans are easy to sell because of legal and contractual restrictions. Although Loans are traded among certain financial institutions, some of the Loans that the Fund buys are not as liquid, or saleable, as typical investment grade debt and may be considered illiquid. It may be more difficult to sell Loans where the creditworthiness of the Borrower has changed, or is thought to have changed. Reselling loans may also become more difficult with market changes or other concerns about Borrowers' ability to repay loans in general.

   This illiquidity may affect the Fund's ability to maintain its net asset value if Loans must be sold. Over time, the liquidity of Loans should improve.

   SEC rules and Board of Directors procedures require that the Fund maintain enough liquidity to make its monthly Repurchase offers, generally expected to be 10% of outstanding shares, but there are no other liquidity restrictions.

Borrowing by the Fund

   The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets to finance Repurchase Offers, for temporary, extraordinary or emergency purposes. Although it currently does not intend to, the Fund also may issue one or more series of preferred shares or borrow money to finance additional investments but only when it believes that the return will exceed the costs of this strategy. If costs do exceed returns, the return realized by the Fund's shareholders will be adversely affected. While borrowing and issuing a class of preferred stock having priority over the Fund's common shares creates an opportunity for greater income per common share, it also involves increased exposure to losses. These risks may be reduced through borrowing and preferred stock with floating rates of interest. Borrowing may also limit the Fund's freedom to pay dividends or engage in other activities.

   The Fund has established an unsecured, discretionary credit facility (the "Facility") to partially finance Repurchases. The Facility allows the Fund to borrow up to $10,000,000 or 33 1/3% of the Fund's total assets, whichever is less, on an unsecured uncommitted basis. The Facility will have a floating interest rate.

   Under the 1940 Act, the Fund may only borrow money provided that right after borrowing, the Fund has assets that equal 300% of the total outstanding principal balance of indebtedness. Also, the 1940 Act requires that the Fund may only declare dividends or distributions or purchase capital stock provided that right after doing so, the Fund has assets that equal 300% of total principal balance of debt.

   If the Fund cannot make distributions as a result of these requirements the Fund may no longer qualify as a regulated investment company and could be required to pay additional taxes. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the required asset below what is required.

   The Fund's willingness to borrow money for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a borrowing strategy depends on the subadviser's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

   Any indebtedness issued by the Fund or borrowing by the Fund either:

(a) Will mature by the next repurchase request date; or

(b) Can be redeemed, called or repaid by the Fund by the next repurchase request date without penalty or premium, if that is necessary to allow the Fund to repurchase shares as required by the Board of Directors and the 1940 Act.

Limited Availability of Loans

   Investment in Loans that meet the Fund's standards may be subject to limited availability. There is a risk that the Fund may not be able to invest 80% or more of its total assets in Loans. There may be fewer Loans available for investment that meet the Fund's credit standards particularly in times of economic downturns. Also, lenders or agents may have an incentive to market the less desirable Loans to investors such as the Fund while retaining attractive Loans for themselves. This would reduce the amount of attractive investments for the Fund. If market demand for Loans increases, the interest paid by Loans that the Fund holds may decrease.

Illiquidity of Fund Shares

   The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares on any national securities exchange or arrange for their quotation on any over-the-counter market. The Fund's shares are not readily marketable, and you should consider them to be illiquid. For these reasons, the Fund will conduct monthly offers to repurchase a percentage of its outstanding shares, which we generally expect will be 10%, subject to any applicable Early Withdrawal Charge. There is no guarantee that you will be able to sell all the shares that you want to sell during a Repurchase Offer.
--------------------------------------------------------------------------------
                      INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

   Shareholders are being asked to approve the Reorganization between CypressTree Fund and North American Fund, pursuant to the Reorganization Agreement. The Reorganization Agreement provides for the transfer of all of the assets and liabilities of CypressTree Fund to North American Fund in exchange for Class D shares of North American Fund. CypressTree Fund will distribute the shares of North American Fund received in the exchange to shareholders of CypressTree Fund and, thereafter, CypressTree Fund will be dissolved.

   After the Reorganization, each shareholder of common stock of CypressTree Fund will own Class D shares in North American Fund having an aggregate value equal to the aggregate value of the shares in CypressTree Fund held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of North American Fund will not be represented by physical certificates.

   The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of CypressTree Fund. The Reorganization Agreement also requires that each Fund take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. The Reorganization is subject to the condition that holders of no more than 8% of the outstanding shares of CypressTree Fund exercise their appraisal rights. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Agreement at Appendix A.

Reasons for the Reorganization

   As described in the Summary under "Background and Reasons for the Proposed Reorganization," both CypressTree Fund and North American Fund began operations in 1998 with the same investment objectives and policies, management, and fundamental repurchase policy, but with different plans of distribution. CypressTree Fund was designated as a no-load fund, one of the first in the floating rate loan asset class, to be sold without a sales charge or financial intermediary. North American Fund, on the other hand, was designed with several load classes, to be sold by retail broker-dealers. Since the inception of these Funds, North American Fund's multiple class distribution approach has been more successful. As of March 1, 2001, CypressTree Fund had approximately $56 million in total assets and North American Fund had approximately $274 million in total assets.

   In light of this background, management determined to conduct a complete review of the distribution and distribution support of the two Funds, their repurchase offer history, possible inefficiencies in operating two similar funds and the level of the total expense ratios for CypressTree Fund, and a possible similar no-load class of North American Fund.

   Management sought in this review to establish an improved distribution support system for CypressTree Fund that would: (i) remain competitive with other closed-end funds having a similar investment focus, asset type and size; and (ii) provide appropriate long-term incentives to support management's allocation of personnel and resources to CypressTree Fund. As a result of this review and consideration of the circumstances of CypressTree Fund, management began to discuss with the Board of Directors preliminary recommendations regarding a proposed reorganization into North American Fund.

   Before reaching its conclusions, the Board of Directors conducted a "due diligence" review of the matters discussed above. The Board of Directors of CypressTree Fund concluded that the Reorganization is in the best interests of the shareholders of CypressTree Fund. CypressTree Fund and North American Fund share the same investment objectives, strategies and risks, and thus are duplicative within the same group of funds. Therefore, it was determined that the Funds should be reorganized to take advantage of potential investment opportunities and economic and operating efficiencies that would benefit the shareholders of both Funds by spreading costs across a larger combined asset base. Further, the combined Funds are expected to have a more effective distribution and distribution support network which will likely result in longer-term growth potential.

   The larger asset base may also benefit shareholders of CypressTree Fund in connection with the Fund's repurchase offers. Under the rules governing interval funds, if shareholders of the Fund tender shares for repurchase in excess of the amount of the repurchase offer (usually 10%) (this is referred to as an "oversubscription"), the Fund may increase the repurchase amount slightly (another 2%), but otherwise must prorate its repurchases among the tendering shareholders.

   Repurchase requests by shareholders of CypressTree Fund have generally been at a higher rate (averaging 7.01% in calendar year 2000) than those of North American Fund (averaging 3.81% in calendar year 2000). Spreading the repurchase demand of CypressTree Fund shareholders over a large asset base may reduce the likelihood of an oversubscription, and thus increase the likelihood that the Fund will be able to repurchase all shares tendered for repurchase, without the need to prorate shareholder participation in the repurchase offer.

   The proposed Reorganization was presented to the Board of Directors of CypressTree Fund for consideration and approval at a meeting on January 23, 2001. For the reasons discussed below, the Board of Directors, including all of the Directors who are not "interested persons" of CypressTree Fund (as defined in the 1940 Act) ("Independent Directors"), determined that the interests of the shareholders of CypressTree Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is advisable and is in the best interests of CypressTree Fund and its shareholders.

Board Consideration

   In evaluating and approving the Reorganization, the Board of Directors, including the Independent Directors, in consultation with their separate counsel, requested and evaluated information provided by management which, in its opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the Reorganization would be in the best interests of CypressTree Fund and its shareholders.

   The Board of Directors of CypressTree Fund, in recommending the proposed transaction, among other factors, considered the following factors:

(1) enhanced investment opportunities available from a substantially larger asset base (approximately $330 million as opposed to CypressTree Fund's current size of approximately $56 million);

(2) potential benefits to CypressTree Fund shareholders from a more effective distribution and distribution support network used by North American Fund;

(3) potential benefits to CypressTree Fund shareholders from North American's marketing and sales efforts of a single branded loan fund that offers both load and no-load share classes;

(4) duplicative investment objectives, policies and restrictions within the same fund family; elimination of duplication of costs, market confusion and inefficiencies of having two similar funds; governance under a single set of organizational documents;

(5) ongoing net repurchases by CypressTree Fund shareholders at levels that could result in oversubscribed repurchase offers and pro rata participation by tendering shareholders;

(6) terms and conditions of the Reorganization; the Board's determination that the Reorganization would not dilute the interests of CypressTree Fund's current shareholders;

(7) overall expense ratios and information regarding fees and expenses of the Funds, including the planned expense limitation arrangement offered by North American Fund's investment adviser; and

(8) the tax-free nature of the Reorganization to CypressTree Fund and its shareholders.

   THE BOARD OF DIRECTORS OF CYPRESSTREE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH NORTH AMERICAN FUND.

Tax Considerations

   The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither CypressTree Fund nor its shareholders nor North American Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

   Immediately prior to the Reorganization, CypressTree Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of CypressTree Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of CypressTree Fund's shareholders.

Expenses of the Reorganization

   The Reorganization Agreement provides that expenses relating to the Reorganization will be borne by CypressTree Fund and North American Fund pro rata based upon the relative net assets of each of the Funds as of the close of business on the record date for determining the shareholders of CypressTree Fund entitled to vote on the Reorganization. However, as a result of current expense waiver and reimbursement agreements of AGAM, AGAM will be bearing these expenses. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the N-14 Registration Statement, printing and distributing this Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and expenses of holding the shareholders' meeting. The expenses related to the transfer of portfolio securities necessitated by the Reorganization will be paid by AGAM.

Interest of AGAM in the Reorganization

   To the extent AGAM continues to agree to reimburse the Funds for expenses in excess of certain levels, economies of scale and other efficiencies resulting from the Reorganization may benefit AGAM.

--------------------------------------------------------------------------------
                     ADDITIONAL INFORMATION ABOUT THE FUNDS
Investment Personnel of North American Fund

   Peter K. Merrill, age 38, is the Portfolio Manager of North American Fund, and is a Vice President of CIMCO. Mr. Merrill joined CIMCO in June 1997. Previously, from 1988, Mr. Merrill held a variety of positions with BankBoston Corporation, specializing in high yield portfolio management and leveraged bank loans.

Form of Organization

   Both North American Fund and CypressTree Fund are closed-end non-diversified investment management companies organized as Maryland corporations. North American Fund and CypressTree Fund are each governed by a Board of Directors comprised of the same nine individuals.

Distributor

   American General Funds Distributors, Inc. (the "Distributor"), whose address is 286 Congress Street, Boston, Massachusetts 02210, is the principal distributor for both Funds.

Distributions

   The distribution schedule for each of the Funds is the same, and there would be no change to shareholders of CypressTree Fund with respect to the Fund's distribution policy after the Reorganization. Each of the Funds declares distributions daily and pays distributions monthly. Substantially all of the Fund's investment income, less Fund expenses, will be declared daily as a distribution to shareholders of record as recorded by the transfer agent at the time of declaration. Daily distribution crediting will begin on the day after the transfer agent has received funds for the purchase of Fund shares, even if orders to purchase shares had been placed with authorized intermediaries. The Funds ordinarily pay investment income distributions on the last day of each month, whether the shareholder elects to receive cash or to reinvest in additional shares. The Funds distribute realized net capital gains, if any, at least annually, usually in December, after offset by any capital loss carryovers.

   If the Reorganization Agreement is approved by CypressTree Fund's shareholders, then as soon as practicable before the Closing, CypressTree Fund will pay its shareholders a cash distribution of all undistributed 2000 net investment income and undistributed realized net capital gains for the 2000 year.

Capitalization

   The following unaudited table shows capitalization of North American Fund and CypressTree Fund as of March 1, 2001 and on apro forma basis as of that date giving effect to the Reorganization:

                                                           Net Asset
                                                             Value     Shares
                                               Net Assets  Per Share Outstanding
                                              ------------ --------- -----------
North American Fund
 Class A.....................................          --      --           --
 Class B..................................... $ 53,832,722   $9.61    5,600,063
 Class C..................................... $219,875,161   $9.61   22,871,070
CypressTree Fund............................. $ 56,038,527   $9.53    5,881,369
Pro Forma--North American Fund
 Class A.....................................          --      --           --
 Class B..................................... $ 53,832,722   $9.61    5,600,063
 Class C..................................... $219,875,161   $9.61   22,871,070
 Class D (including CypressTree Fund)........ $ 56,038,527   $9.61    5,831,272

   Unaudited pro forma financial statements of North American Fund as of and for the fiscal year ended December 31, 2000 are included in the Statement of Additional Information dated March 12, 2001 related to this Proxy Statement/Prospectus. The pro forma financial statements reflect the transfer of the assets and liabilities of CypressTree Fund to North American Fund as contemplated by the Reorganization Agreement.

Repurchase Offers

   Each Fund is a closed-end interval fund that makes monthly offers to repurchase a portion of its shares at net asset value. In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, each Fund makes monthly offers to repurchase a percentage of its outstanding shares at net asset value ("Repurchase Offers"). For this purpose, Class A, Class B, Class C and Class D shares would be considered together as a single class. Because the Funds are closed-end funds, shareholders are not able to redeem their shares on a daily basis.

   The Repurchase Offer process and procedures for CypressTree Fund are identical to North American Fund's Repurchase Offer process and procedures. There will be no change in the Repurchase Offer procedures in light of the Reorganization. All references to the "Fund" refer to both Funds, unless otherwise indicated.

   As explained in more detail below, the "Repurchase Request Date" is the last business day of each month. Under normal circumstances, we expect that the Fund will determine the net asset value applicable to repurchases on that date. The Fund expects to distribute payment on the next business day, and will distribute payment on or before the Repurchase Payment Deadline, which is no later than five business days (or seven calendar days, whichever period is shorter) after the Pricing Date. Shareholders will be sent notification of the next Repurchase Offer 7 to 14 days prior to the next Repurchase Request Date. It is unlikely that a secondary market for the Fund's shares will develop, and the Distributor will not engage in any efforts to develop a secondary market.

 Repurchase Amount

   Each month, the Fund's Board of Directors will determine the percentage of shares to be repurchased ("Repurchase Amount"). We expect that the Repurchase Amount generally will be 10%, but it may vary between 5% and 25%, of shares outstanding on the Repurchase Request Date. Currently, the Fund is subject to an undertaking that the Repurchase Amount will not exceed 10%.

   There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. In other words, if, in the aggregate, only one share is tendered in a given month, the Fund must repurchase it. However, there is a maximum Repurchase Amount, so you should be aware of the risk that the Fund may not be able to repurchase all shares tendered in any given month. See "Oversubscribed Repurchase Offers: Pro Rata Allocation."

 Repurchase Requests

   Shareholders will be sent a Notification of Repurchase Offer
("Notification") 7 to 14 days before the next Repurchase Request Date. The Notification will provide information about the Repurchase Offer, including the Repurchase Amount, the Repurchase Request Date, and the means by which shareholders may obtain the Fund's net asset value.

   Shareholders who wish to tender shares for repurchase must notify the Fund or their Authorized Intermediary on or before the Repurchase Request Date in a manner designated by the Fund. THE REPURCHASE REQUEST DATE IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. Shareholders and Authorized Intermediaries that fail to submit Repurchase Requests in good order by this deadline will be unable to liquidate their shares until a subsequent Repurchase Offer.

   A shareholder may tender all or a portion of his or her holdings (although the Fund may not be able to repurchase the shareholder's entire tender if aggregate tenders exceed the Repurchase Amount (as discussed further below)). A shareholder may withdraw or change a Repurchase Request at any point before the Repurchase Request Date, but not after that date.

 Determination of Repurchase Price

   The Fund will establish the Repurchase Price at a share's net asset value as determined after the close of business on the Pricing Date. Under normal circumstances, we expect that the Pricing Date generally will be the Repurchase Request Date. In no event will the Pricing Date be more than three business days after the Repurchase Request Date. The Fund will compute net asset value daily (as described under "Valuing Fund Shares"), and you may obtain daily net asset value by calling (800) 872-8037.

   CypressTree Fund does not presently intend to deduct any repurchase fees from this amount and North American Fund does not presently intend to deduct any repurchase fees from this amount for Class D shares. However, in the future, the Board of Directors may determine to charge a repurchase fee payable to the Fund reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fee will never exceed two percent of the proceeds of the repurchase and will be charged to all repurchased shares on a pro rata basis. It should be noted that the Board may implement repurchase fees without a shareholder vote.

 Payment

   The Fund expects to distribute payment on the next business day after the Pricing Date; in any event, the Fund will pay repurchase proceeds no later than the Repurchase Payment Deadline, which is five business days (or seven calendar days, whichever is shorter) after the Pricing Date. Repurchase proceeds will be paid by wire transfer or check.

 Oversubscribed Repurchase Offers; Pro Rata Allocation

   In any given month, shareholders may tender a number of shares that exceeds the Repurchase Offer Amount (this situation is referred to as an "Oversubscribed Repurchase Offer"). In the event of an Oversubscribed Repurchase Offer, the Fund may repurchase additional shares in excess of 10% but only up to a maximum aggregate of 2% of the shares outstanding for any three consecutive Repurchase Offers ("Additional Repurchase Amount"). For example, if in Month 1 the Fund offers to repurchase 10% of shares then outstanding, and shareholders tender 11%, the Fund could determine to repurchase the extra 1% of shares then outstanding. In that event, over the next two repurchase offers, the Fund only would be able to repurchase an aggregate of 1% of shares outstanding pursuant to an Oversubscribed Repurchase Offer. If the Fund determines not to repurchase the Additional Repurchase Amount, or if shareholders tender an amount exceeding the Repurchase Offer Amount plus the Additional Repurchase Amount, the Fund will repurchase the shares tendered on a pro rata basis.

   In the event of an Oversubscribed Repurchase Offer, shareholders may be unable to liquidate some or all of their investment during that monthly Repurchase Offer. A shareholder may have to wait until a later month to tender shares that the Fund is unable to repurchase, and would be subject to the risk of net asset value fluctuations during this time period.

 Adoption of Repurchase Policy

   The Board has adopted a resolution setting forth the Fund's fundamental policy to conduct Repurchase Offers ("Repurchase Policy"). The Repurchase Policy may be changed only by a majority vote of the Fund's outstanding voting securities. The Repurchase Policy states that the Fund will make monthly Repurchase Offers, that the Repurchase Date will be the last business day of the month, and that the Pricing Date will be no later than three business days after the Repurchase Request Date. Under the Repurchase Policy, the Repurchase Amount may be from 5% to 25% of the Fund's shares outstanding on the Repurchase Request Date. The Fund's undertaking to limit the Repurchase Amount to 10% is not part of the Repurchase Policy and may be changed without a shareholder vote. The Fund also may offer to repurchase its shares on a discretionary basis, not pursuant to its fundamental policy, not more frequently than once every two years.

 Liquidity Requirements

   The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Notification is sent to shareholders until the Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Date and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

   The Board has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the Repurchase Policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

   The Fund intends to satisfy the liquidity requirements with cash on hand, cash raised through borrowings, and Loans. There is some risk that the need to sell Loans to fund Repurchase Offers may affect the market for those Loans. In turn, this could diminish the Fund's net asset value.

 Suspension or Postponement of a Repurchase Offer

   The Fund may suspend or postpone a Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Directors, including a majority of the Independent Directors. These circumstances are limited and include the following:

(a) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

(b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

(c) for any other periods that the SEC permits by order for the protection of shareholders;

(d) if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association (e.g. NASDAQ) and the repurchase would cause the shares to lose that status; or

(e) during any period in which any market on which the shares are principally traded is closed, or during any period in which trading on the market is restricted.

 Consequences of Repurchase Offers

   Although the Board believes that Repurchase Offers generally will be beneficial to the Fund's shareholders, repurchases will decrease the Fund's total assets and therefore have the possible effect of increasing the Fund's expense ratio. Furthermore, if the Fund borrows to finance repurchases, interest on that borrowing may reduce the Fund's net investment income. The Fund intends to offer new shares continuously, which may alleviate these potential consequences, although there is no assurance that the Fund will be able to secure new investments.

   Repurchase Offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic Repurchase Offers at net asset value may not alleviate such a discount.

   In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. See "Taxes" in Appendix B.

 Change of Notice and Monthly Board Meeting Requirements

   Currently, the Fund's Board of Directors determines the amount of the Repurchase Offer once each month, and shareholders receive a notice before each Repurchase Offer, under rules of the SEC. The Fund may request approval from the SEC to make its determination and provide notice to its shareholders on a quarterly basis. If such approval is granted, then the Board would meet once each quarter to determine the amount of the next three Repurchase Offers, and you would receive one notice for those three Repurchase Offers.

Comparison of Securities and Investment Techniques

   The following is a summary of the types of securities in which both CypressTree Fund and North American Fund may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in the Fund's shares involves certain risks, including loss of principal. An investment in the Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

 Loans

   Characteristics of Loans

   Each Loan will be secured by collateral that the subadviser believes to have a market value, at the time of acquiring the Loan, that equals or exceeds the principal amount of the Loan. The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be fully secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment of a Loan would result in the Fund having less than 80% of its assets in fully secured Loans.

   The Loans typically will have a stated term of five to nine years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average credit exposure is expected to be two to three years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower's financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund's performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar or identical yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund's yield.

   The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the LIBOR for 90-day dollar deposits, the Certificate of Deposit ("CD") Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.

   The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with a longer interest rate reset period may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.

   The yield on a Loan primarily will depend on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.

   Agents and Intermediate Participants

   Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the "Loan Agreement"). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structuror with respect to a Loan.

   In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

   If an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent's appointment may be terminated, and a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if an appropriate regulatory authority or court determines that assets held by the Agent for the benefit of the Fund are subject to the claims of the Agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower's bankruptcy or insolvency, the Borrower's obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

   The Fund's investment in a Loan may take the form of a "Participation." Lenders may sell Loans to third parties called "Participants." Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Fund and a Borrower are referred to as "Intermediate Participants."

   In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather that of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.

   The subadviser also analyzes and evaluates the financial condition of the Agent and, if applicable, the Intermediate Participant. The Fund will invest in a Loan only if the outstanding debt obligations of the Agent and Intermediate Participants, if any, are, at the time of investment, investment grade (i.e., (a) rated BBB or better by Standard and Poor's Rating Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"); or (b) rated A-3 or better by S&P or P-3 or better by Moody's; or (c) determined by the subadviser to be of comparable quality).

   Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, the subadviser will consider making investments in these Loans, consistent with the Fund's investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.

   Discount Loans

   The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans ("Discount Loans"). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield or potential appreciation when the subadviser believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower's creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan's face value or the Borrower is not wholly successful in resolving its credit problems.

   Other Information About Loans

   A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.

   The Fund may have certain obligations in connection with a Loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its Custodian of liquid, high-grade debt obligations with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.

   The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.

   From time to time, AGAM, CIMCO, or their affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.

 Unsecured Loans and Short-Term and Medium-Term Obligations

   The Fund may hold up to 20% of its total assets in cash or invested in short-term or medium-term debt obligations or in Unsecured Loans. The Fund will invest only in Unsecured Loans that the subadviser determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an Unsecured Loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that the subadviser believes exceed the amount of the Unsecured Loan at the time of purchase.

   The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior Unsecured Loans with a remaining maturity of one year or less, certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. All of the debt instruments described in this paragraph, other than Unsecured Loans, will be investment grade (i.e., rated Baa, P-3 or better by Moody's or BBB, A-3 or better by S&P or, if unrated, determined by the subadviser to be of comparable quality). For a definition of the ratings assigned to instruments, see Appendix A to the Statement of Additional Information. Pending investment of the proceeds of the Fund's sales, or when the subadviser believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund's total assets may be temporarily held in cash or in the short-term and medium-term debt obligations described in this paragraph.

 Foreign Investments

   The Fund may acquire U.S. dollar denominated Loans made to non-U.S.
Borrowers: (a) (i) located in any country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated A3 or better by Moody's and A- or better by S&P; or (ii) with significant U.S. dollar-based revenues or significant U.S.-based operations; and (b) located in a country that does not impose withholding taxes on payment of principal, interest, fees, or other payments to be made by the Borrower; provided, however, that any such Borrower meets the credit standards established by the subadviser for U.S. Borrowers, and no more than 25% of the Fund's net assets are invested in Loans of non-U.S. Borrowers. Loans to non-U.S. Borrowers may involve certain special considerations not typically associated with investing in U.S. Borrowers. Information about a foreign company may differ from that available with respect to U.S. Borrowers, because foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying loans to non-U.S. Borrowers. There generally is less government supervision and regulation of financial markets and listed companies in foreign countries than in the United States. The Fund will not invest in Unsecured Loans of non-U.S. Borrowers.

 Repurchase Agreements

   The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, the subadviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that the value of the securities the Fund purchased may have declined in the meantime, the Fund could experience a loss.

 Other Investments

   The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund's purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower's debt restructuring or reorganization, or if the acquisition, in the judgment of the subadviser, may enhance the value of a Loan or otherwise would be consistent with the Fund's investment policies.

 Fundamental Investment Restrictions and Policies

   The Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote.
These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). There is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. There is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Fund's Statement of Additional Information, the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Fund's Board of Directors without obtaining the approval of the Fund's shareholders. Notwithstanding the Fund's investment policies and restrictions, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund, which could allow creation of a "master/feeder" structure.
--------------------------------------------------------------------------------
                 GENERAL INFORMATION ABOUT THE PROXY STATEMENT
Solicitation of Proxies

   Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about March 12, 2001. Shareholders of CypressTree Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of American General Asset Management Corp. and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. CypressTree Fund has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of CypressTree Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote. The expenses of the Reorganization, including proxy solicitation services of approximately $14,000, will be paid by CypressTree Fund and North American Fund pro rata based upon the relative net assets of each of the Funds as of the close of business on the record date for determining the shareholders of CypressTree Fund entitled to vote on the Reorganization. However, as a result of current expense waiver and reimbursement agreements of AGAM, AGAM will be bearing these expenses. See "Information About the Reorganization--Expenses of the Reorganization."

   A shareholder may revoke the accompanying proxy at any time prior to its use by filing with CypressTree Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of CypressTree Fund that may be presented at the Meeting.

Voting Rights

   Shares of CypressTree Fund entitle its holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights and no preemptive or subscription rights. CypressTree Fund is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing Directors, changing fundamental policies or approving an investment management agreement.

   Shareholders of CypressTree Fund at the close of business on February 15, 2001 (the "Record Date") will be entitled to be present and give voting instructions for CypressTree Fund at the Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 6,010,964 shares were outstanding and entitled to vote.

   Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of CypressTree Fund. The Fund must have a quorum to conduct its business at the Special Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be a cast at the meeting constitutes a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from the time to time until a quorum is present.

   If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed to have voted in favor of the Reorganization. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

   Prior to the Meeting, CypressTree Fund expects that broker-dealer firms holding their shares in "street name" for their customers will request voting instructions from their customers and beneficial owners.

   All of the directors of CypressTree Fund, as of March 1, 2001, owned less than 1% of the outstanding shares of the Fund and the officers and directors of CypressTree Fund owned, as a group, less than 1% of the shares of CypressTree Fund.

   All of the directors of North American Fund, as of March 1, 2001, owned less than 1% of the outstanding shares of the Fund and the officers and directors of North American Fund owned, as a group, less than 1% of the shares of North American Fund.

   As of March 1, 2001, no person owned beneficially or of record 5% or more of the outstanding shares of CypressTree Fund or any Class of North American Fund.

Information on Appraisal Rights

   Under the Maryland General Corporation Law, certain relevant sections of which are attached as Exhibit C, each shareholder of CypressTree Fund will be entitled to demand and receive payment of the "fair value" of his or her shares in cash, if he or she:

 . prior to or at the special meeting of shareholders, files with CypressTree
  Fund a written objection to the Reorganization;

 . does not vote in favor of the Reorganization; and

 . within 20 days after the Articles of Transfer have been accepted for record by the Maryland State Department of Assessments and Taxation (the "SDAT"), makes a written demand on North American Fund for payment of his or her shares (a "Payment Demand") stating the number of shares for which payment is demanded.

   A written objection to the Reorganization may be delivered to CypressTree Fund at the special meeting of shareholders, or if sent prior thereto should be sent to CypressTree Fund, 286 Congress Street, Boston, Massachusetts 02210,
Attn: John I. Fitzgerald.

   Any CypressTree Fund shareholder who fails to comply with the above requirements will be bound by the terms of the Reorganization. Under the Maryland General Corporation Law, "fair value" of CypressTree Fund shares is determined as of the close of business on the day of the shareholders' meeting. Fair value does not include any appreciation or depreciation that results, directly or indirectly, from the Reorganization. However, the exercise of appraisal rights is subject to any applicable "forward pricing" requirements of Rule 22c-1 under the 1940 Act, which would supercede contrary provisions of state law. A CypressTree Fund shareholder who makes a Payment Demand would not be entitled to receive any of the dividends or distributions that will be payable to shareholders of record on a record date that is after the close of business on the day CypressTree Fund shareholders vote on the Reorganization.

   North American Fund will promptly deliver or send by certified mail, return receipt requested, to each CypressTree Fund shareholder who has properly filed a written objection to the Reorganization and not voted in its favor, written notice of the date of acceptance of the articles by the SDAT. This notice may include a written offer by North American Fund to pay the objecting shareholder what North American Fund considers to be the "fair value" of his or her shares of CypressTree Fund (fair value will be subject to any applicable forward pricing requirements). Within 50 days after the acceptance of the Articles of Transfer by SDAT, North American Fund or any shareholder who has made a Payment Demand but has not received payment for his or her shares may petition a court of equity in Baltimore City, Maryland for an appraisal to determine the "fair value" of such shares. If the court finds that a shareholder is entitled to appraisal of his or her stock, the court will appoint three disinterested appraisers to determine "fair value" of such shares on terms and conditions the court considers proper. The appraisers will, within 60 days after appointment (or such longer period as the court may direct), file with the court and mail to each party their report stating their conclusions as to the "fair value" of the shares. Within 15 days after the filing of the report, any party may object to the report and request a hearing. The court will, upon motion of any party, enter an order either confirming, modifying or rejecting the report and, if confirmed or modified, enter judgment directing the time within which payment must be made. If the appraisers' report is rejected, the court may determine the "fair value" of the shares of common stock of CypressTree Fund shareholder requesting appraisal or may remit the proceeding to the same or other appraisers. Any judgment entered pursuant to a court proceeding will include interest from the date of the shareholders' meeting unless the court finds that the shareholder's refusal to accept a written offer to purchase the stock previously made by North American Fund was arbitrary and vexatious or not in good faith (an "arbitrary refusal"). The costs of the proceeding (not including attorneys' fees) will be determined by the court and will be assessed against North American Fund or, in the case of an arbitrary refusal, may be assessed against the shareholder, or both.

   A CypressTree Fund shareholder who has made a Payment Demand shall cease to have any rights as a shareholder, except the right to receive the payment of the "fair value" of the shares. The rights of a CypressTree Fund shareholder who has made a Payment Demand may be restored only upon:

 . the withdrawal, with the consent of North American Fund, of the Payment
  Demand;

 . the failure both of the shareholder and North American Fund to file a petition for appraisal within the time required;

 . the determination of the court that the shareholder is not entitled to an appraisal; or

 . the abandonment or rescission of the Reorganization.

   It is a condition of closing the Reorganization that holders of no more than 8% of the outstanding shares of CypressTree Fund exercise these rights.

Other Matters to Come Before the Meeting

   CypressTree Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

Shareholder Proposals

   CypressTree Fund is not required to hold regular annual meetings and, in order to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by its management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Reports to Shareholders

   The Distributor will furnish, without charge, a copy of the most recent Annual Report regarding CypressTree Fund and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to 286 Congress Street, Boston, Massachusetts 02210 or at
(800) 872-8037.

   To reduce expenses and to note our concern for the environment, we may deliver a single copy of most financial reports, proxy and information statements and prospectuses to investors who share an address, even if the accounts are registered under different names. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days. In most cases, we also will deliver account statements for all the investors in a household in a single envelope.

   CypressTree Fund will describe the Repurchase Policy in its Annual Report to shareholders. The Annual Report also will disclose the number of Repurchase Offers conducted each year, the amount of each Repurchase Offer, the amount tendered each month, and the extent to which CypressTree Fund repurchased shares in an Oversubscribed Repurchase Offer.

   In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

/s/ John I. Fitzgerald Signature

    John I. Fitzgerald, Secretary

March 12, 2001
286 Congress Street
Boston, Massachusetts 02210

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this day of January 23, 2001, by and between North American Senior Floating Rate Fund, Inc., a Maryland corporation (the "Acquiring Fund" or "NASFR Fund") with its principal place of business at 286 Congress Street, Boston, Massachusetts 02210, and CypressTree Senior Floating Rate Fund, Inc., a Maryland corporation (the "Acquired Fund" or "CSFR Fund") with its principal place of business at 286 Congress Street, Boston, Massachusetts 02210.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class D voting shares of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. The Acquired Fund will, thereafter, dissolve.

   WHEREAS, the Acquired Fund and the Acquiring Fund are both closed-end, registered investment companies under the Investment Company Act of 1940, as amended ("1940 Act"), and the Acquired Fund owns securities which generally are assets of the same character in which the Acquiring Fund is permitted to invest;

   WHEREAS, the Acquired Fund and the Acquiring Fund are both closed-end interval funds that make monthly offers to repurchase a percentage of their outstanding shares at net asset value, subject to the terms and conditions of certain exemptive relief under the 1940 Act and the rules thereunder;

   WHEREAS, on and subject to the terms and conditions of this Agreement, the Acquired Fund will transfer all of its assets for Acquiring Fund Shares at the closing (provided for in Section 3.1 "Closing") in accordance with the Maryland General Corporation Law ("MGCL");

   WHEREAS, the Directors of the Acquiring Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

   WHEREAS, the Directors of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

   NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for the Acquiring Fund Shares, the Assumption of all Acquired Fund Liabilities and the Liquidation of the Acquired Fund

   1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing.

   1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities (including loans as defined in the prospectus for the Acquired
Fund), commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund (collectively, "Assets"), on the closing date provided for in paragraph 3.1 (the "Closing Date").

   1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1) (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and upon such distribution will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The Acquired Fund will, thereafter, dissolve.

   1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

   1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

   1.7 Shares issued and distributions made under the above provisions are subject to provisions of Title 3, Subtitle 2 of the Maryland General Corporation Law relating to dissenting shareholders, as applicable.

2.Valuation

   2.1 The value of the Assets shall be the value computed immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

   2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund's outstanding shares computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Directors.

   2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

   2.4 All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to confirmation by Acquiring Fund's record keeping agent and by each fund's respective independent accountants.

3.Closing and Closing Date

   3.1 The Closing Date shall be May 10, 2001, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

   3.2 The Acquired Fund shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the 1940 Act in which the Acquired Fund's Assets are deposited and the Custodian, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

   3.3 The Acquired Fund shall direct State Street Bank & Trust Company as transfer agent for the Acquired Fund (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

   3.4 In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund and the Board of Directors of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.5 The Acquired Fund and the Acquiring Fund shall file Articles of Transfer with the Maryland State Department of Assessments and Taxation ("SDAT"), such Articles of Transfer to be effective as of the Closing.

4.Representations and Warranties

   4.1 The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 4.1 are correct and complete in all material respects as of the execution of this Agreement and the date hereof. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out this Agreement;

     (b) The Acquired Fund is a duly registered investment company classified as a closed-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, such as may be required by state securities laws, and the acceptance of Articles of Transfer for record by the SDAT;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement, or since the inception of the Acquired Fund if such date is less than three years, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets and the effectiveness of the Articles of Transfer, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2000 have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since December 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the repurchase of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
  3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

   4.2 The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 4.2 are correct and complete in all material respects as of the execution of this Agreement and the date hereof. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is a duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out this Agreement;

     (b) The Acquiring Fund is a duly registered investment company classified as a closed-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws and the acceptance of Articles of Transfer for record by the SDAT;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement, or since the inception of the Acquiring Fund if such date is less than three years, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at December 31, 2000 have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the repurchase of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

     (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

     (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such necessary state securities laws in order to continue its operations after the Closing.

5.Covenants of the Acquiring Fund and the Acquired Fund

   5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

   5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

   5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares, including upon reasonable notice, access by the officers and agents of the Acquiring Fund to the Acquired Fund's relevant books and records.

   5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

   5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

   5.9 The Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund's, title to and possession of all the assets, and otherwise to carry out the intent and purpose of this Agreement.

   5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

   5.11 The Acquired Fund undertakes that, if the Reorganization is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

6.Conditions Precedent to Obligations of the Acquired Fund

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

   6.3 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date; and

   6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.Conditions Precedent to Obligations of the Acquiring Fund

   The obligations of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election, to the performance by the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

   7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

   7.4 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date;

   7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

   7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

   If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

   8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

   8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

   8.5 The parties shall have received the opinion of Dechert addressed to the Acquired Fund and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

   8.6 The Acquired Fund shareholders who shall have, in accordance with Title 3 Subtitle 2 of the Maryland General Corporation Law, exercised their rights to dissent to the Reorganization represent less than 8% of the outstanding shares of the Acquired Fund.

9.Fees and expenses

   9.1 The Acquiring Fund and the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2 The expenses relating to the proposed Reorganization will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the N-14 Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and expenses of holding shareholders' meetings. The expenses related to the transfer of portfolio securities necessitated by the Reorganization will be paid by the investment adviser. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.Entire Agreement; Survival of Warranties

   10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.Termination

   This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Acquired Fund or the Board of Directors of the Acquiring Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12.Amendments

   This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the CSFR Fund, 286 Congress Street, Boston, Massachusetts 02210, attn: John I. Fitzgerald, in each case with a copy to Dechert, 1775 Eye Street, Washington, D.C. 20006, attn: Ruth S. Epstein; and to the NASFR Fund, 286 Congress Street, Boston, Massachusetts 02210, attn: John I. Fitzgerald, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Ruth S. Epstein.

14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

   14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

   14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

   Attest:                                NORTH AMERICAN SENIOR FLOATING RATE
   __________________________________      FUND, INC.

   Secretary

                                          By: _________________________________
                                          Its: ________________________________

   Attest:                                CYPRESSTREE SENIOR FLOATING RATE
   __________________________________      FUND, INC.

   Secretary

                                          By: _________________________________
                                          Its: ________________________________

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION REGARDING
                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

                                  (THE "FUND")

                             MANAGEMENT OF THE FUND

   The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the Fund's day-to-day operations.

Advisory and Administration Arrangements

   American General Asset Management Corp. ("AGAM") is the Fund's investment adviser under an investment advisory agreement (the "Advisory Agreement") between AGAM and the Fund. AGAM is also the Fund's administrator under an administration agreement (the "Administration Agreement") between AGAM and the Fund. AGAM is a Delaware corporation founded in 1996, and is a general investment advisory firm. The Directors of AGAM are Alice T. Kane, John A. Graf, Joseph T. Grause, Jr. and Kent E. Barrett. Members of the American General Corporation ("American General") group of companies (the "American General Financial Group") operate in each of the 50 states, the District of Columbia, and Canada and collectively engage in all forms of financial services. AGAM is a wholly-owned subsidiary of American General. The American General Financial Group has approximately $123 billion in assets and over $20 billion stockholders' equity. Its address is 2929 Allen Parkway, Houston, Texas 77019.

   CIMCO serves as the Fund's subadviser under an investment subadvisory agreement (the "Subadvisory Agreement") between AGAM and CIMCO. Pursuant to the Subadvisory Agreement, CIMCO selects the investments made by the Fund and establishes and applies credit standards applicable to the Fund's investments in Loans. CIMCO is a Delaware corporation founded in August 1996, and is engaged in the business of providing investment advisory and other services to institutional, offshore, and other clients with respect to portfolios consisting primarily of Loans. As of March 1, 2001, CIMCO had approximately $1.3 billion assets under management. The directors of CIMCO are Bradford K. Gallagher and J. Christopher Clifford.

   CIMCO is a wholly-owned subsidiary of Cypress Holding Company ("Cypress"). Cypress is a Delaware corporation founded in 1995, and is an integrated investment management firm. The Directors of Cypress are Bradford K. Gallagher and J. Christopher Clifford. The largest shareholders of Cypress are Mr. Gallagher (approximately 15.6%) and Berkshire Fund IV L.P., an investment partnership (approximately 66.5%). The remaining stock of Cypress is owned by current or former Cypress employees.

   In October 1997, AGAM and other certain affiliates of Cypress acquired from NASL Financial Services, Inc. ("NASL Financial") that portion of NASL Financial's business related to acting as investment adviser and distributor of the North American Funds, an open-end investment company that now offers shares in 24 different portfolios. As of March 1, 2001, the North American Funds had approximately $1.8 billion in assets. AGAM serves as investment adviser to the North American Funds.

   The Advisory Agreement and Subadvisory Agreement were approved by shareholders at a special meeting on June 1, 2000 and each will remain in effect until June 1, 2002. The Advisory Agreement may be continued from year to year after June 1, 2002 so long as the continuance is approved at least annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or AGAM cast in person at a meeting specifically called for the purpose of voting on such approval; and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. The Advisory Agreement will terminate automatically in the event of its assignment. The Subadvisory Agreement may be continued from year to year after June 1, 2002 so long as the continuance is approved at least annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or CIMCO cast in person at a meeting specifically called for the purpose of voting on such approval; and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. The Subadvisory Agreement will terminate automatically in the event of its assignment. The Administration Agreement was approved by the Directors on March 10, 2000 for a two-year term and may be continued from year to year after March 10, 2002 so long as the continuance is approved annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or AGAM cast in person at a meeting specifically called for the purpose of voting on such approval; and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days' notice by the Directors or AGAM or CIMCO, as applicable, or by the vote of the majority of the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of CIMCO, AGAM or CIMCO as applicable, will not be liable to the Fund for any loss incurred.

   AGAM will receive fees under the Advisory Agreement and the Administration Agreement. As compensation for its services, AGAM receives from the Fund an annual fee paid monthly equal to the following percentage of average daily gross assets, depending on the size of the Fund: 0.85% for the first $1 billion of average daily gross assets; 0.80% for the average daily gross assets of between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. For purposes of computing the advisory fee, average daily gross assets are determined by deducting from total assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund. For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid the Adviser $2,028,106, $899,365 and $26,085 respectively, under the Advisory Agreement.

   As compensation for its services as subadviser, CIMCO receives from AGAM an annual fee paid monthly equal to the following percentage of average daily gross assets, based on the size of the Fund: 0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion. Average daily gross assets are computed as described above. The fee to CIMCO is paid by AGAM and is not an additional charge to the Fund or its shareholders.

Fund Costs and Expenses

   The Fund is responsible for all of its costs and expenses not expressly stated to be payable by AGAM under the Advisory Agreement and the Administration Agreement by CIMCO under the Subadvisory Agreement, or by Distributors under its Distribution Agreement. These costs and expenses may include (without limitation): expenses of acquiring, holding and disposing of securities and other investments, including brokerage commissions; shareholder servicing expenses; investment advisory and administration fees; custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; expenses of conducting repurchase offers; fees and expenses of registering under the securities laws, and other governmental fees; expenses of reports to shareholders and investors, proxy statements and other expenses of shareholders' or investors' meetings; compensation and expenses of Directors not affiliated with AGAM, CIMCO or Cypress; interest, taxes and corporate fees; legal and accounting expenses; printing and mailing expenses; insurance premiums; expenses incurred in connection with litigation in which the Fund is a party and any legal obligation to indemnify its officers and Directors with respect to litigation; membership dues in investment company organizations; communications equipment expenses; and any nonrecurring or extraordinary expenses.

                            MULTIPLE PRICING SYSTEM

   North American Fund has four classes of shares, designated Class A, Class B, Class C and Class D, pursuant to a multiple pricing plan adopted by its Board of Directors. Only Class D shares will be issued in the Reorganization. Class D shares have not previously been offered, but will be offered on a continuous basis commencing on or about May 1, 2001. Class D shares will be available only to investors participating in a fee-based investment program (such as a "wrap program") or agency commission program and to CypressTree Investors.

   Class A shares are available only upon conversion of Class B and some Class C shares. Class B and Class C shares are subject to early withdrawal charges and ongoing shareholder service and distribution fees, as set forth in the following table. Class A shares are subject to an ongoing service fee. (See also "Description of Shares"). Each class of North American Fund has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                          NORTH AMERICAN FUND EXPENSES

Shareholder Transaction Expenses

                                     Class B              Class C       Class D
                               -------------------- ------------------- -------
Sales Charge Imposed on        None                 None                None
 Purchases of Shares (as a
 Percentage of Offering
 Price).......................
Sales Charge Imposed on        None                 None                None
 Dividend Reinvestment........
Early Withdrawal Charge (as a  3% first year        1% first year       None
 Percentage of Original        2.5% second year     0% after first year
 Purchase Price or Repurchase  2% third year
 Price, Whichever is Lower)... 1% fourth year
                               0% after fourth year
Exchange Fee.................. None                 None                None

Annual Fund Operating Expenses

                                                                             North American Fund
                         Cypresstree Fund    North American Fund                  Proforma
                         ---------------- -------------------------- -----------------------------------
                                          Class A(1) Class B Class C Class A(1) Class B Class C Class D*
                                          ---------- ------- ------- ---------- ------- ------- --------
Management Fee(2).......      0.85%          0.85%    0.85%   0.85%     0.85%    0.85%   0.85%   0.85%
Interest Payments on
 Borrowed Funds.........      0.00%          0.00%    0.00%   0.00%     0.00%    0.00%   0.00%   0.00%
Service Fee.............       None          0.25%    0.25%   0.25%     0.25%    0.25%   0.25%    None
Distribution Fee........       None          0.00%    0.50%   0.50%     0.00%    0.50%   0.50%    None
Administration Fee......      0.40%          0.40%    0.40%   0.40%     0.40%    0.40%   0.40%   0.40%
Other Expenses..........      0.25%          0.25%    0.25%   0.25%     0.25%    0.25%   0.25%   0.25%
Total Fund Operating
 Expenses...............      1.50%          1.75%    2.25%   2.25%     1.75%    2.25%   2.25%   1.50%
Total Fund Operating
 Expenses (Net of
 Expense Waiver or
 Reimbursements)(3).....      1.25%          1.45%    1.45%   1.55%     1.45%    1.45%   1.55%   1.25%

--------
(1) North American Fund also has Class A shares which are not offered to the public. Class B shares of North American Fund will automatically convert into Class A shares eight years after purchase. Class C shares do not have a conversion feature (except that Class C shares purchased before August 18, 1999 automatically convert into Class A shares ten years after purchase).
(2) The management fee and administration fee are based on a percentage of the Fund's average daily gross assets (gross assets are total assets minus liabilities except debt).
(3) See "Expense Limitation Arrangements," set forth below.
  * If the Reorganization is consummated, you will receive Class D shares.

   As a result of the distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

 Expense Limitation Arrangements

   An expense limitation arrangement is in place for North American Fund, under which the investment adviser limits the ordinary operating expenses borne by North American Fund. The investment adviser has agreed to waive or reimburse North American Fund's expenses to the extent necessary so that Fund expenses do not exceed 1.45%, 1.55% and 1.25% of average daily gross assets for Class B, Class C and Class D, respectively (gross assets are total assets minus all liabilities except debt). The agreement may be terminated by the investment adviser at any time on thirty (30) days' written notice.

                              VALUING FUND SHARES

   The Fund values its shares once on each day the New York Stock Exchange ("NYSE") is open for trading as of the close of regular trading on the exchange. The Fund is informed that, as of the date of this prospectus, the NYSE observes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The Fund's net asset value per share is determined by State Street Bank & Trust Company (as agent for the Fund) in the manner authorized by the Fund's Board of Directors. State Street Bank & Trust Company also serves as Transfer Agent and Custodian for the Fund and has custody of the Fund's assets. The Custodian's address is 225 Franklin Street, Boston, Massachusetts 02110.

   The net asset value of the shares of each class of the Fund is calculated separately. In determining the net asset value of a share of each class of the Fund, the value of the securities and other assets attributable to that class (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) attributable to that class is divided by the total number of shares of that class of the Fund outstanding at that time. Expenses, including the fees payable to AGAM, are accrued daily.

   Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in the opinion of the subadviser and for which the subadviser can obtain at least two quotations from banks or dealers in Loans will be valued by calculating the mean of the last available bid and asked prices in the market for such Loans, and then using the mean of those two means. If only one quote for a particular Loan is available, the Loan will be valued on the basis of the mean of the last available bid and asked price in the market.

   Loans for which an active secondary market does not exist to a reliable degree in the opinion of the subadviser will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the subadviser will consider, among other factors: (a) the creditworthiness of the Borrower and any Intermediate Participants; (b) the terms of the Loan; (c) recent prices in the market for similar Loans, if any; and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

   Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Positions in options are valued at the last sale price on the principal trading market for the option. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuation. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, or liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

                            PERFORMANCE INFORMATION

   North American Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

   The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 12 and adding 1. The resulting quotient is then taken to the 12th power and reduced by 1. The result is the effective yield.

   On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in the Wall Street Journal, (b) the CD Rate as quoted daily in the Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more, (c) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (e) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (f) yield data published by Lipper Analytical Services, Inc., (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

   Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the loan fund index, and compare that to the total return of the Fund and other indices.

   All dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculation of total return, current yield and effective yield does not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher.

   Finally, the Fund may include information on the history of the Fund's net asset value per share and the net asset value per share of the loan fund index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered a representation of what an investor's yield or total return may be in the future.

                           HOW TO BUY CLASS D SHARES

   Class D shares are available only to investors participating in a fee based investment advisory program (such as a "wrap" program) or agency commission programs offered by financial planners and investment advisers that have a special arrangement with the Distributor or to CypressTree Investors. Class D shares are sold without a front-end sales charge and no Early Withdrawal Charge.

   Shares are offered continuously for sale through securities dealers and banks that have executed an agreement (the "Dealer Agreement") with the Distributor. Certain states require that purchases of shares of the Fund be made only through a broker-dealer registered in the state.

   The initial purchase of any class of shares must be at least $5,000. The minimum subsequent investment is $500. There is a $100 minimum initial and a $50 subsequent investment requirement for purchases made in connection with tax-sheltered retirement accounts.

   When purchasing shares, you must specify that the purchase is for Class D shares.

General Methods of Purchasing Class D Shares

   1. By Mail. To make an initial account purchase, mail a check made payable in U.S. dollars to "North American Funds" with a completed New Account Application to:

   North American Funds
   P.O. Box 8505
   Boston, MA 02266-8505

   Third party checks payable to an existing shareholder of the Fund who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund will be accepted.

   To make a purchase of shares to an existing North American Funds account, please note your account number on the check and forward it with an account investment slip to the above address.

   Note: To establish certain tax deferred retirement plan accounts, such as IRAs, you will be required to complete a separate application which may be obtained from Distributor or a securities dealer who has a Dealer Agreement with the Distributor.

   2. By Federal Funds Wire. Shares may be purchased by wire transfer. To obtain instructions for Federal Funds Wire purchases, please contact the Customer Service Department at (800) 872-8037.

   3. Through a Securities Dealer. You may purchase shares by contacting a securities dealer who has a Dealer Agreement with Distributor.

   Orders will be assigned the next closing price after receipt of the order.

                              SHAREHOLDER SERVICES

   For additional information on any of the programs described in the following sections, you should contact the Fund or eligible securities dealers.

Automatic Investment Plan

   Shareholders who open an account who wish to make subsequent monthly investments in the Fund may establish an Automatic Investment Plan as part of the initial Application or subsequently by submitting an Application. Under this plan, on or about the tenth day of each month the Transfer Agent will debit the shareholder's bank account in the amount specified by the shareholder (which monthly amount may not be less than $500). The proceeds will be invested in shares of the specified class of the Fund at the applicable offering price determined on the date of the debit. Participation in the Automatic Investment Plan may be discontinued on 30 days' written notice to the Transfer Agent, or if a debit is not honored.

Payment

   Payment for shares repurchased will be made by federal wire or by mail as specified by the shareholder in the Fund Application. Payment will normally be sent on the business day following the date of receipt of the request. Payment by wire to the shareholder's bank account must be in amounts of $1,000 or more. Although the Fund does not assess a charge for wire transfers, banks may assess charges for the transaction. Payments by mail may only be sent to an account address of record and may only be payable to the registered owner(s).

Additional Shareholder Privileges

   Certain privileges listed in this section may not be offered by the Fund if a shareholder holds shares with the Fund in the "street name" of a financial institution, or if the account is networked through National Securities Clearing Corporation (NSCC).

   Automatic Investment Plan. A shareholder who wishes to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the shareholder's account. The bank at which the account is maintained must be a member of the Automated Clearing House. The frequency with which the investments occur is specified by the shareholder (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit the shareholder's bank account in the specified amount (minimum of $50 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit.

   Automatic Dividend Reinvestment. Dividends and distributions will be automatically reinvested at the net asset value per share next determined on the payable date of the dividend or distribution. Pursuant to the Fund's Automatic Dividend Reinvestment ("ADR") Program (the "Program"), all dividends and other distributions, net of any applicable withholding taxes, will be automatically reinvested in additional shares of the same class, newly issued by the Fund, unless the shareholder otherwise instructs in writing the Fund's Transfer Agent, as the Program agent (the "Program Agent"). There will be no charge to participants for reinvesting dividends or other distributions. The Fund will pay the Program Agent's fees for the handling of reinvestment of distributions.

   A shareholder whose shares are held by a broker-dealer or nominee that does not provide a dividend reinvestment service may be required to have his or her shares registered in his or her own name to participate in the Program. Similarly, a shareholder may be unable to transfer his or her account to certain broker-dealers and continue to participate in the Program. Investors who own shares registered in street name should contact the broker or nominee for details concerning participation in the Program.

   The Program Agent will maintain all participant accounts in the Program and furnish written confirmations of all transactions in the accounts, including information needed for personal and tax records, the Program Agent may hold shares in the participant's account in non-certificated form in the name of the Program Agent or the Program Agent's nominee, and each shareholder's proxy will include those shares purchased pursuant to the Program. Participants in the Program may withdraw from the Program on written notice to the Program Agent.

   In the case of a shareholder of record, such as a bank, broker-dealer or nominee, that holds shares for others who are the beneficial owners, the Program Agent will administer the Program on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Program.

   All registered holders of shares (other than brokers and nominees) will be mailed information regarding the Program, including a form with which they may elect to terminate participation in the Program and receive further dividends and other distributions in cash. An election to terminate participation in the Program must be made in writing to the Program Agent and should include the shareholder's name and address as they appear on the account registration. An election to terminate will be deemed to be an election by a shareholder to take all subsequent distributions in cash until the election is changed. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Shareholders who do not participate in the Program will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check or wire transfer. Shareholders who do not wish to have dividends and other distributions reinvested automatically should notify the Program Agent at P.O. Box 8505, Boston, MA 02266-8505. Dividends and other distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Program unless the broker-dealer does not provide that service, or if the nominee or the shareholder elects to receive dividends and other distributions in cash.

   The Fund and the Program Agent reserve the right to terminate the Program as applied to any dividend or other distribution paid subsequent to notice of the termination sent to the participants in the Program at least 30 days before the record date for the distribution. The Program also may be amended by the Fund or the Program Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Program. Shareholders should direct all correspondence regarding the Program to the Program Agent, at P.O. Box 8505, Boston, MA 02266-8505.

   The receipt of dividends and other distributions in shares under the Program will not relieve participants of any income tax (including withholding taxes) that may be payable with respect to the distributions. See "Taxes."

How to Obtain Investment Information

   1. Confirmation of Share Transactions and Dividend Payments. Share transactions, other than transactions pursuant to a Systematic Withdrawal Plan, Automatic Investment Plan, and Systematic Investing Plan, will be confirmed immediately in the form of an account confirmation statement which will be mailed to the account address of record.

   The Fund will confirm all account activity occurring within a calendar quarter, including the payment of dividend and capital gain distributions and transactions made as a result of a Systematic Withdrawal Plan, Automatic Investment Plan, and Systematic Investing Plan, shortly after the end of each calendar quarter.

   The Fund also reserves the right to confirm, with respect to certain tax qualified plans and certain group plans, purchases and sales of Fund shares on a quarterly basis.

   A copy of all confirmation statements will be sent to the securities dealer firm listed on the shareholder's account.

   2. Shareholder Inquiries. Shareholders should direct any questions or requests concerning the Fund or your account by writing to the North American Funds, P.O. Box 8505, Boston, Massachusetts 02266-8505, or by calling the Fund Customer Service Department at 1-800-872-8037.

                                     TAXES

   The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Code. In any taxable year in which it so qualifies, the Fund will not be liable for federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Taxes" in the Statement of Additional Information.

   Distributions paid by the Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of the shareholders to the extent of the Fund's earnings and profits. (Any such distributions in excess of the Fund's earnings and profits first will reduce a shareholder's basis in his or her shares and, after that basis is reduced to zero, will constitute capital gains to the shareholder, assuming the shares are held as a capital asset.) Distributions, if any, from the excess of net long-term capital gain over net short-term capital loss and designated as capital gains dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and will generally be subject to a maximum federal tax rate of 20%. Distributions will be taxed as described above, whether received by the shareholders in cash or in additional shares. It is not expected that any portion of distributions will be eligible for the corporate dividends-received deduction.

   Not later than 60 days after the close of the calendar year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the earlier year in which the dividend was declared.

   A holder of Fund shares who, pursuant to a Repurchase Offer, tenders all of his or her Fund shares (and any Fund shares the holder is considered to own pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If Fund shares are sold at a loss after being held six months or less, the loss will be treated as long-term-instead of short-term-capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other Fund shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

   Different tax consequences may apply to tendering shareholders other than fully-tendering shareholders described in the previous paragraph and to non-tendering shareholders in connection with a Repurchase Offer. For example, if a shareholder tenders fewer than all shares owned by or attributed to him or her, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares tendered, the Fund's earnings and profits, and the shareholder's basis in the tendered shares. Moreover, when a shareholder tenders fewer than all shares owned pursuant to a Repurchase Offer, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution that is taxable to them in whole or in part. Shareholders may wish to consult their tax advisors.

   The Fund has obtained an opinion of counsel (the "Opinion") (which opinion is not binding on the Internal Revenue Service) concluding that shareholders will not recognize gain or loss upon the conversion of Class B or Class C shares into Class A shares. The Opinion also concludes that a shareholder's basis in Class A shares received will equal his basis in the shares surrendered, and that the shareholder's holding period for the shares received will include his holding period for the shares surrendered.

   The Fund must withhold 31% from distributions and repurchase payments, if any, payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9, or who are otherwise subject to such "backup withholding." When establishing an account, an investor must certify under penalties of perjury that the investor's TIN (generally, his or her social security number) is correct and that the investor is not otherwise subject to backup withholding.

   Nonresident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% (or lower treaty rate) on distributions from ordinary income and from the excess of net short-term capital gain over net long-term capital loss. Distributions to such shareholders from the excess of net long-term capital gain over net short-term capital loss and any amount treated as gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. taxation, provided that the shareholder has certified nonresident alien status. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States or is present in the United States for specified periods of time during a taxable year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

   The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders, and is not intended as tax advice or to address a shareholder's particular circumstances. This discussion does not address non-federal tax consequences, or the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. For further information, reference should be made to the pertinent sections of the Code and the regulations promulgated thereunder, which are subject to change by legislative, judicial, or administrative action, either prospectively or retroactively. Investors are urged to consult their tax advisors regarding specific questions as to federal, state, local, or foreign taxes. The Fund does not provide any guarantee regarding the tax consequences of investing in the Fund.

                             DESCRIPTION OF SHARES

   The Fund is a corporation organized under Maryland law. The Fund was incorporated on March 6, 1998. The Fund's Board of Directors is responsible for the overall management and supervision of its affairs.

   The Fund is authorized to issue 1 billion shares of common stock $0.01 par value per share. These shares are currently divided into four classes of shares, designated as Class A, Class B, Class C and Class D shares. All shares of common stock have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no preemptive or conversion rights (other than the automatic conversion rights of Class B and some previously sold Class C shares to convert to Class A shares under the Multiple Pricing System.) The per-share net asset value of each class of shares is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

   All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law, or where the matter involved affects only one class (for example matters pertaining to the plan of distribution relating to Class B shares will only be voted on by Class B shares). In accordance with the Fund's Articles of Incorporation, the Board of Directors may classify and reclassify unissued shares and may authorize the creation of additional classes of shares with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. In the event of liquidation, each share of common stock of the Fund is entitled to its pro rata portion of all the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of directors.

   The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the 1940 Act.

   The following table sets forth information for each class of the Fund's authorized securities, as of February 26, 2001;

                                               Amount Held by Amount Outstanding
                                               Registrant or     Exclusive of
                                                  for its     Amount Shown Under
Title of Class              Amount Authorized     Account      Previous Column
--------------              ------------------ -------------- ------------------
Class A.................... 300,000,000 shares      None                   0
Class B.................... 300,000,000 shares      None           5,638,167
Class C.................... 300,000,000 shares      None          24,475,247
Class D.................... 100,000,000 shares       --                  --

   The Fund's Articles of Incorporation generally may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"). The Fund will continue indefinitely.

 Anti-Takeover Provisions

   The Fund has certain anti-takeover provisions in its Articles of Incorporation that are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions, or to modify the Fund's structure.

   The affirmative vote of the holders of two-thirds of the Fund's capital stock outstanding and entitled to vote on the matter (a greater vote than that required by the 1940 Act), is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. However, if two-thirds of the Board of Directors recommends conversion, the approval by vote of the holders of a majority of the outstanding shares entitled to vote on the matter will be sufficient. This provision of the Fund's Articles of Incorporation may not be amended without the affirmative vote of two-thirds of the Fund's outstanding shares of capital stock.

   The affirmative vote of the holders of at least three-fourths of the Fund's shares of Capital stock outstanding and entitled to vote on the matter is required to approve any of the following Fund transactions (the
"Transactions"):

       (a) merger, consolidation, or statutory share exchange with or into any person;

       (b) issuance of any Fund securities to any person for cash, securities, or other property having a fair market value of $1,000,000 or more, except for issuance or transfers of debt securities, sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan, issuance of securities on the exercise of any stock subscription rights distributed by the Fund, and portfolio transactions effected in the ordinary course of business;

       (c) sale, lease, exchange, mortgage, pledge, transfer, or other disposition by the Fund of any assets having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions conducted in the ordinary course of business;

       (d) voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

       (e) unless federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under Maryland or federal law.

   In addition, in the case of a Transaction listed in (a), (b) or (c) above, the affirmative vote or consent of the holders of at least two-thirds of the Fund's shares of capital stock outstanding and entitled to vote on the matter, excluding votes entitled to be cast by an "Interested Party" who is, or whose affiliate, is a party to the Transaction with the Fund, is required.

   However, the shareholder votes mentioned above will not be required with respect to any Transaction (other than those set forth in (e) above) approved by a vote of three-fourths of the Continuing Directors, including a majority of the Continuing Directors (as defined in the Articles of Incorporation) who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of the shares of capital stock of the Fund outstanding and entitled to vote on the matter is required.

   The provisions of the Fund's Articles of Incorporation described in this section relating to approval of Transactions may not be amended without the affirmative vote or consent of three-fourths of the Fund's outstanding shares of capital stock. For the full text of these provisions, see the Articles of Incorporation on file with the Securities and Exchange Commission.

   The provisions described in this section will make it more difficult to convert the Fund to an open-end investment company and to consummate the Transactions without the approval of the Board of Directors. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices (in the event that a secondary market for the Fund shares develops) by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Directors has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid to shareholders.

                              FINANCIAL HIGHLIGHTS

   This table summarizes the North American Fund's financial history. The information has been audited by Deloitte & Touche LLP, the Fund's independent auditors. The audit report covering the period shown along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Per Share Operating Performance (For a Share Outstanding Throughout the Period)

                               CLASS B SHARES                 CLASS C SHARES
                         ----------------------------   ----------------------------
                                              Period                         Period
                                               From                           From
                           Year      Year    8/31/98*     Year      Year    8/31/98*
                          ended     ended    Through     ended     Ended    Through
                         12/31/00  12/31/99  12/31/98   12/31/00  12/31/99  12/31/98
                         --------  --------  --------   --------  --------  --------
Net Asset Value,
 Beginning of Period...  $  9.98   $  9.98   $ 10.00    $   9.98  $   9.98  $ 10.00
Investment Operations:
  Net Investment
   Income..............     0.75      0.69      0.20        0.76      0.69     0.20
  Net Realized and
   Unrealized Gain on
   Investments.........    (0.33)     0.00     (0.02)      (0.33)     0.00    (0.02)
                         -------   -------   -------    --------  --------  -------
    Total from
     Investment
     Operations........     0.42      0.69      0.18        0.43      0.69     0.18
                         -------   -------   -------    --------  --------  -------
Distributions..........
  Dividends from net
   investment income...    (0.75)    (0.69)    (0.20)      (0.76)    (0.69)   (0.20)
  Distributions in
   excess of net
   investment income       (0.01)      --        --        (0.01)      --       --
                         -------   -------   -------    --------  --------  -------
  Total distributions      (0.76)                          (0.77)
                         -------   -------   -------    --------  --------  -------
Net Asset Value, End of
 Period................  $  9.64   $  9.98   $  9.98    $   9.64  $   9.98  $  9.98
                         -------   -------   -------    --------  --------  -------
Total Return...........     4.61%     7.13%     1.89%+      4.60%     7.12%    1.89%+
                         -------   -------   -------    --------  --------  -------
Ratios/Supplemental
 Data..................
  Net assets, end of
   period (000's)......  $50,966   $37,439   $ 4,826    $227,662  $173,322  $14,259
  Ratio of net expenses
   to average net
   assets..............     1.42%     0.70%     0.00%#      1.43%     0.79%    0.00%#
  Ratio of net
   investment income to
   average net assets..     7.85%     6.87%     6.11%#      7.85%     6.82%    6.11%#
  Portfolio turnover
   rate................       41%       30%       18%         41%       30%      18%+
  Expense ratio before
   waiver of fees and
   reimbursement of
   expenses by
   adviser.............     2.31%     2.29%     4.02%#      2.32%     2.25%    4.01%#
  Net investment income
   before waiver of
   fees and
   reimbursement of
   expenses by
   adviser.............     6.96%     5.28%     2.09%#      6.96%     5.36%    2.10%#

--------
* Commencement of Operations
+ Not annualized
# Annualized

                                 PRIVACY NOTICE

The Fund, an affiliate of American General, understands your privacy is important. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of the Fund. This notice will help you understand what types of nonpublic personal information--information about you that is not publicly available--we may collect, how we use it, and how we protect your privacy. This notice describes our privacy practices for both current and former customers.

Types of Nonpublic Personal Information We Collect and Disclose

 . American General's employees, representatives, agents, and selected third parties--companies or individuals not affiliated with American General--may collect nonpublic personal information about our customers, including:

  -- Information provided to us, such as on applications or other forms
     (account balances, income, assets and marital status).

  -- Information about transactions with us, our affiliates, or third parties.

  -- Information from others, such as employers, and federal and state agencies.

Protection of Nonpublic Personal Information

 . We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.

 . We have policies and procedures that give direction to our employees, agents, and representatives on how to protect and use nonpublic personal information.

 . We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.


Sharing of Nonpublic Personal Information

 . We do not share nonpublic personal information about our customers to anyone, including other affiliated American General companies or third parties, except as permitted by law.

 . We do not sell nonpublic personal information about our customers to third-parties who are not part of the American General family of companies.

 . We may disclose all of the types of nonpublic personal information we collect when needed, to: (i) affiliated companies, agents, employees, representatives, and third parties that market our services and products, and administer and service customer accounts on our behalf, (ii) financial service providers, or (iii) other financial institutions with whom we have joint marketing agreements.

 . Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include, but are not lmited to, banks, third-party administrators, registered broker/dealers, auditors, regulators, and transfer agents.

Customers of Broker/Dealers

 . If you own shares of the Fund through a financial intermediary such as a broker/dealer, bank or trust company, you may receive the privacy policy of the financial intermediary that would address how it shares your nonpublic personal information with nonaffiliated third parties.

Changes in Privacy Policy

 . We reserve the right to change any of our privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

                                   APPENDIX C

                        SECTIONS 3-202 THROUGH 3-213 OF
                      THE MARYLAND GENERAL CORPORATION LAW

3-202 RIGHT TO FAIR VALUE OF STOCK.--(a) Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if:

  (1) The corporation consolidates or merges with another corporation;

  (2) The stockholder's stock is to be acquired in a share exchange;

  (3) The corporation transfers its assets in a manner requiring action under
      Section 3-105(e) of this title;

  (4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or

  (5) The transaction is governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title.

   (b) (1) Fair value is determined as of the close of business:

    (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under Section 3-106; or

    (ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

  (2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

  (3) In any transaction governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of Section 3-603(b) of this title.

   (c) Unless the transaction is governed by Section 3-602 of this title or is exempted by Section 3-603(b) of this title, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if:

  (1) The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ small cap market:

    (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the date notice is given or waived under Section 3-106; or

    (ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

  (2) The stock is that of the successor in a merger; unless:

    (i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

    (ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

  (3) The stock is not entitled to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

  (4) The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

  (5) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

3-203 PROCEDURE BY STOCKHOLDER.--(a) A stockholder of a corporation who desires to receive payment of the fair value of the stockholder's stock under this subtitle:

  (1) Shall file with the corporation a written objection to the proposed transaction:

    (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, within 30 days after notice is given or waived under
        Section 3-106; or

    (ii) With respect to any other transaction, at or before the stockholders' meeting at which the transaction will be considered or, in the case of action taken under Section 2-505(b) of this article, within 10 days after the corporation gives the notice required by Section 2-505(b) of this article;

  (2) May not vote in favor of the transaction; and

  (3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for the stockholder's stock, stating the number and class of shares for which the stockholder demands payment.

   (b) A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

3-204 EFFECT OF DEMAND ON DIVIDEND AND OTHER RIGHTS.--A stockholder who demands payment for his stock under this subtitle:

  (1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under
      Section 3-202 of this subtitle; and

  (2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

3-205 WITHDRAWAL OF DEMAND.--A demand for payment may be withdrawn only with the consent of the successor.

3-206 RESTORATION OF DIVIDEND AND OTHER RIGHTS.--(a) The rights of a stockholder who demands payment are restored in full, if:

  (1) The demand for payment is withdrawn;

  (2) A petition for an appraisal is not filed within the time required by this subtitle;

  (3) A court determines that the stockholder is not entitled to relief; or

  (4) The transaction objected to is abandoned or rescinded.

   (b) The restoration of a stockholder's rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

3-207 PROCEDURE BY SUCCESSOR.--(a) (1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

  (2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

    (i) A balance sheet as of a date not more than six months before the date of the offer;

    (ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and

    (iii) Any other information the successor considers pertinent.

   (b) The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by registered mail at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

3-208 PETITION FOR APPRAISAL; CONSOLIDATION OF PROCEEDINGS; JOINDER OF OBJECTORS.--(a) Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

   (b) (1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

  (2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

3-209 CERTIFICATE MAY BE NOTED.--(a) At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

   (b) If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

3-210 APPRAISAL OF FAIR VALUE.--(a) If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

   (b) Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

   (c) The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

   (d) (1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

  (2) Within 15 days after the report is filed, any party may object to it and request a hearing.

3-211 CONSIDERATION BY COURT OF APPRAISERS' REPORT.--(a) The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

  (1) Confirms, modifies, or rejects it; and

  (2) If appropriate, sets the time for payment to the stockholder.

   (b) (1) If the appraisers' report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

  (2) If the appraisers' report is rejected, the court may:

    (i) Determine the fair value of the stock and enter judgment for the stockholder; or

    (ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

   (c) (1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as to which fair value is to be determined under Section 3-202 of this subtitle, and

  (2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

    (i) The price which the successor offered for the stock;

    (ii) The financial statements and other information furnished to the stockholder; and

    (iii) Any other circumstances it considers relevant.

   (d) (1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

    (i) The price which the successor offered for the stock;

    (ii) the financial statements and other information furnished to the stockholder; and

    (iii) Any other circumstances it considers relevant.

  (2) Costs may not include attorney's fees or expenses. The reasonable fees and expenses of experts may be included only if:

    (i) The successor did not make an offer for the stock under Section 3-207 of this subtitle; or

    (ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

   (e) The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

3-212 SURRENDER OF STOCK.--The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

  (1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

  (2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

3-213 RIGHTS OF SUCCESSOR WITH RESPECT TO STOCK.--(a) A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under Section 3-202 of this subtitle.

   (b) After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

   (c) Unless the articles provide otherwise stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

                   TO VOTE BY MAIL, PLEASE DETACH CARD HERE

                                     PROXY

                  CYPRESSTREE SENIOR FLOATING RATE FUND, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS ON APRIL 20, 2001



     The undersigned hereby appoints Thomas J. Brown, John N. Packs and
John I. Fitzgerald, and each of them separately, proxies with power of substitution to each and hereby authorizes them to represent and to vote as designated below, at the Special Meeting (the "Meeting") of Shareholders of the CypressTree Senior Floating Rate Fund, Inc. (the "Fund") indicated above to be held at the offices of American General Asset Management Corp. at 286 Congress Street, Boston, Massachusetts 02210 on Friday, April 20, 2001, at 10:00 a.m. (Eastern time) and at any adjournment thereof, all the shares of the Fund which the undersigned would be entitled to vote if personally present.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                      PLEASE SIGN ON THE REVERSE SIDE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

----------------                                                ----------------
SEE REVERSE SIDE                                                SEE REVERSE SIDE
----------------                                                ----------------

                              Special Meeting of Shareholders
                              Friday, April 20, 2001
                              10:00 a.m. Eastern time
                              American General Asset Management Corp.
                              286 Congress Street
                              Boston, Massachusetts 02210

Instructions for Voting Your Proxy:

The Fund is now offering shareholders of record three alternative ways of voting your proxies:

*By Telephone (using a touch-tone telephone) *By Fax (using facsimile) *By Mail (traditional method)

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING

Available only until 5:00 p.m. Eastern time on April 18, 2001.
*  This method of voting is available for residents of the U.S. and Canada.
* On a touch-tone telephone, call TOLL FREE 1-888-433-6235 24 hours a day, 7 days a week.
* You will be asked to enter the company number and the control number shown below.
*  Have your proxy card ready, then follow the simple instructions.
*  Your vote will be confirmed and cast as you directed.

FAX VOTING

Available only until 5:00 p.m. Eastern time on April 18, 2001.

*  Complete your proxy card.
* Fax your Proxy Card (both front and back sides) to Proxy Department at 1-800-733-1885.

VOTING BY MAIL

* Simply mark, sign and date your proxy card and return it in the postage-paid envelope.
*  If you are voting by telephone, please do not mail your proxy card.

             [COMPANY NUMBER]           [CONTROL NUMBER]

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

[X]  Please mark votes as in this example.

The Directors recommend a vote FOR the proposal.


Proposal to approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of CypressTree Senior Floating Rate Fund, Inc. by North American Senior Floating Rate Fund, Inc., in exchange for Class D Shares of North American Senior Floating Rate Fund, Inc. and the subsequent liquidation and dissolution of CypressTree Senior Floating Rate Fund, Inc.


     FOR                    AGAINST                 ABSTAIN

     [_]                      [_]                     [_]

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, name and indicate the signer's office. If a partner, sign in the partnership name.

--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Signature (if held jointly)

--------------------------------------------------------------------------------
Date

                                    PART B

                NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.
 ______________________________________________________________________________

                      Statement of Additional Information
                                March 12, 2001
 ______________________________________________________________________________

Acquisition of the Assets and Liabilities of                  By and in Exchange for Class D Shares of
CypressTree Senior Floating Rate Fund, Inc.                   North American Senior Floating Rate Fund, Inc.
286 Congress Street                                           286 Congress Street
Boston, Massachusetts 02210                                   Boston, Massachusetts 02210

     This Statement of Additional Information is available to the Shareholders of CypressTree Fund in connection with a proposed transaction whereby all of the assets and liabilities of CypressTree Fund will be transferred to the North American Fund in exchange for Class D shares of the North American Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement.

     This Statement of Additional Information of North American Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for North American Fund dated January 17, 2000.

2. The Financial Statements of North American Fund included in the Annual Report of North American Fund dated December 31, 2000, as filed on March 9, 2001.

3. The Statement of Additional Information for CypressTree Fund dated May 1, 2000, as supplemented September 12, 2000, as filed on September 12, 2000.

4. The Financial Statements of CypressTree Fund included in the Annual Report of CypressTree Fund dated December 31, 2000, as filed on March 9, 2001.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated March 12, 2001 relating to the reorganization of the CypressTree Fund may be obtained, without charge, by writing to American General Funds Distributors, Inc. at 286 Congress Street, Boston, Massachusetts, 02210, or calling (800) 872-8037. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                        PRO FORMA FINANCIAL STATEMENTS

     The following tables set forth the unaudited pro forma condensed statement of assets and liabilities and unaudited pro forma condensed statement of operations for each Fund for the year ended December 31, 2000.


PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
DECEMBER 31, 2000

                                                CYPRESSTREE        NORTH AMERICAN
                                              SENIOR FLOATING     SENIOR FLOATING      PRO-FORMA         PRO-FORMA
ASSETS:                                          RATE FUND           RATE FUND        ADJUSTMENTS        COMBINED
-------                                          ---------           ---------        -----------        --------
Investments in securities, at value..........     $63,069,068        $291,707,356                      $354,776,424
Cash.........................................         711,241             806,061                         1,517,302
Receivables:
    Investments sold.........................         284,867           2,900,845                         3,185,712
    Fund shares sold.........................         214,000           1,162,652                         1,376,652
    Interest.................................         764,192           3,159,392                         3,923,584
    From adviser.............................          40,381              51,610                            91,991
Deferred organization costs..................         112,500                   -        (112,500)/1/             -
Other assets.................................           2,181              17,331                            19,512
                                                  -----------        ------------       ---------      ------------
        TOTAL ASSETS.........................      65,198,430         299,805,247        (112,500)      364,891,177

LIABILITIES:
------------
Payables:
    Fund shares redeemed......................        220,217              89,277                           309,494
    Dividends.................................        496,237           2,115,478
    Custodian and transfer agent fees.........         17,547              88,570                           106,117
    Distribution fee..........................              -             181,829                           181,829
    Other accrued expenses....................         28,934                   -                            28,934
                                                  -----------        ------------       ---------      ------------
        TOTAL LIABILITIES.....................        762,935           2,475,154               -         3,238,089

NET ASSETS....................................    $64,435,495        $297,330,093       ($112,500)     $361,653,088
                                                  ===========        ============       =========      ============
NET ASSETS CONSIST OF:
----------------------
    Accumulated undistributed net
     realized gain (loss) on investments,
     foreign currency and forward foreign
     currency contracts.......................       (386,424)           (363,737)                        ($750,161)
    Unrealized appreciation (depreciation) on:
    Investments...............................     (2,965,406)         (9,570,347)                      (12,535,753)
    ..........................................
    Capital shares at par value of $.01.......          6,755              30,823             (75)/2/        37,503
    Additional paid-in capital................     67,780,570         307,233,354        (112,425)/3/   374,901,499
                                                  -----------        ------------       ---------      ------------
        NET ASSETS............................    $64,435,495        $297,330,093       ($112,500)     $361,653,088
                                                  ===========        ============       =========      ============

/1/ Reflects absorption of deferred organization costs by investment adviser prior to merger.
/2/  Reflects change in shares due to merger exchange.
/3/ Reflects change in shares due to merger exchange, and reduction of organization costs to be expensed.


COMBINED PRO-FORMA  STATEMENT OF ASSETS AND LIABILITIES (CONT'D) (UNAUDITED)
DECEMBER 31, 2000

                                                CYPRESSTREE        NORTH AMERICAN
                                              SENIOR FLOATING     SENIOR FLOATING      PRO-FORMA         PRO-FORMA
ASSETS:                                          RATE FUND           RATE FUND        ADJUSTMENTS        COMBINED
-------                                          ---------           ---------        -----------        --------
NET ASSET VALUES:
-----------------

CLASS B SHARES
  Net assets at value........................     $        --        $ 53,653,154                       $  53,653,154
  Shares outstanding.........................              --           5,561,859                           5,561,859
Net asset value, offering price
 and redemption price per share..............     $        --        $       9.65                       $        9.65

CLASS C SHARES
  Net assets at value........................     $        --        $243,676,939                       $ 243,676,939
  Shares outstanding.........................              --          25,261,075              --          25,261,075

Net asset value, offering price
 and redemption price per share..............     $        --        $       9.65                       $        9.65

CLASS D SHARES
  Net assets at value........................     $64,435,495                   0                       $  64,435,495
  Shares outstanding.........................       6,754,634                   0         (74,848)/1/       6,679,786

Net asset value, offering price
 and redemption price per share..............     $      9.54        $         --                       $        9.65

/1/  Reflects change in shares due to merger exchange.


COMBINED PRO-FORMA STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                CYPRESSTREE        NORTH AMERICAN
                                              SENIOR FLOATING     SENIOR FLOATING      PRO-FORMA         PRO-FORMA
ASSETS:                                          RATE FUND           RATE FUND        ADJUSTMENTS        COMBINED
-------                                          ---------           ---------        -----------        --------
INVESTMENT INCOME:
------------------
    Interest.................................     $ 7,191,642        $ 25,460,335                      $ 32,651,977
    Facility fee income......................     $   161,918        $    369,264                      $    531,182
                                                  -----------        ------------       ---------      ------------
        TOTAL INCOME.........................       7,353,560          25,829,599               0        33,183,159

EXPENSES:
---------
    Distribution for Class B.................               -             344,943                           344,943
    Distribution for Class C.................               -           1,738,302                         1,738,302
    Investment adviser fee...................         666,371           2,360,943                         3,027,314
    Custodian fee............................          71,229             211,252                           282,481
    Transfer agent fee.......................          47,000             225,001                           272,001
    Accounting/administration................         313,586           1,111,032                         1,424,618
    Audit and legal fees.....................         117,837             178,979        (100,000)/1/       196,816
    Amortization of deferred organization
     expenses................................          50,000                   0         (50,000)/2/             -
    Miscellaneous............................         181,952             231,883         (50,000)/1/       363,835
                                                  -----------        ------------       ---------      ------------
    Expenses before reimbursement by
     investment adviser......................       1,447,975           6,402,335        (200,000)        7,650,310
    Reimbursement of expenses by investment
     adviser.................................        (468,629)         (2,467,839)        150,000 /3/    (2,786,468)
                                                  -----------        ------------       ---------      ------------
        Net expenses.........................         979,346           3,934,496         (50,000)        4,863,842
                                                  -----------        ------------       ---------      ------------
        Net  investment income/(loss)........       6,374,214          21,895,103          50,000        28,319,317
                                                  -----------        ------------       ---------      ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS, FOREIGN CURRENCY AND FORWARD
 FOREIGN CURRENCY CONTRACTS:

    Net realized gain/(loss) on:
      Investment transactions................        (404,074)           (422,328)                         (826,402)
      Facility fees..........................          28,395               8,457                            36,852
    Change in unrealized appreciation
     (depreciation) on:
      Investments............................      (2,728,311)         (9,135,236)                      (11,863,547)
                                                  -----------        ------------       ---------      ------------
        Net gain/(loss) on investments.......      (3,103,990)         (9,549,107)              -       (12,653,097)

Net increase in net assets resulting from
 operations..................................     $ 3,270,224        $ 12,345,996               -      $ 15,666,220

/1/  Reflects expected savings to fund due to economies of scale.
/2/ Reflects the reimbursement of the remaining prepaid organization costs by the investment adviser.
/3/  Reflects expected savings for investment adviser due to economies of scale.


COMBINED PRO-FORMA PORTFOLIO OF INVESTMENTS-- DECEMBER 31, 2000

                              Face                                                                           Market
                             Amount                                                                          Value
                            ---------                                                                       ---------
                  North                                                                                       North
  CypressTree   American                                                                      CypressTree   American
    Senior       Senior                                                            Senior       Senior       Senior
   Floating     Floating    Pro-Forma                                             Floating     Floating     Floating     Pro-Forma
   Rate Fund    Rate Fund   Combined       Description                 Maturity   Rate Fund    Rate Fund    Rate Fund    Combined
  -----------  -----------  ---------    ----------------              --------   ---------   ----------- ------------   ---------
LOANS - 91.1%
Aerospace & Defense - 1.5%
      440,141    1,069,571  1,509,712     K&F Industries      BTL-B    01/15/05     439,866     1,068,902  1,068,902    1,508,768
                                          Inc (Aircraft
                                             Braking)
                   997,487    997,487         Titan           BTL-B    02/23/07           -       994,370    994,370      994,370
                                           Corporation
      746,250    1,488,750  2,235,000         Titan           BTL-C    02/23/07     744,851     1,485,959  1,485,959    2,230,810
                                           Corporation
       61,708      343,152    404,860     United Defense      BTL-B    10/06/05      61,207       340,364    340,364      401,571
                                               Corp
       95,559      333,996    429,555     United Defense      BTL-C    10/06/06      94,782       331,283    331,283      426,065
                                               Corp
                                                                                  ---------     ---------  ---------   ----------
                                                                                  1,340,706     4,220,878  4,220,878    5,561,584
AUTOMOBILE - 4.8%
                   752,500    752,500     Accuride Corp       BTL-C    01/21/07           -       707,350    707,350      707,350
      748,000    2,244,000  2,992,000    American Axle &      BTL-B    04/30/06     745,008     2,235,024  2,235,024    2,980,032
                                          Manufacturing
      236,000                 236,000       Collins &         BTL-B    06/30/06     226,412             -          -      226,412
                                           Aikman Corp
      240,000    2,167,273  2,407,273       Collins &         BTL-C    12/31/05     230,850     2,084,645  2,084,645    2,315,495
                                           Aikman Corp
      990,000    2,673,000  3,663,000      CSK Auto Inc      BTL-B-2   10/31/03     853,050     2,303,236  2,303,236    3,156,286
      496,250    2,235,612  2,731,862    Dura Automotive      BTL-B    03/31/06     485,208     2,185,870  2,185,870    2,671,078
                                           Systems Inc
      246,581    1,393,996  1,640,577       Exide Corp        BTL-B    03/18/05     237,128     1,340,560  1,340,560    1,577,688
      245,006      490,012    735,019     Federal Mogul       BTL-B    02/24/05      89,952       179,905    179,905      269,857
                                               Corp
      391,101      782,202  1,173,303      J.L. French        BTL-B    04/21/06     346,613       693,227    693,227    1,039,840
                                            Automotive
                                           Castings Inc
                 1,492,500  1,492,500      Polypore Inc       BTL-B    12/31/06           -     1,494,366  1,494,366    1,494,366
                   985,000    985,000        Venture          BTL-B    04/01/05           -       866,800    866,800      866,800
                                          Holdings Trust
                                                                                  ---------     ---------  ---------   ----------
                                                                                  3,214,221    14,090,983 14,090,983   17,305,204
BEVERAGE, FOOD & TOBACCO - 2.8%
      128,663    1,029,302  1,157,965    Aurora Foods Inc     BTL-A    06/30/05     117,941       943,527    943,527    1,061,468
       98,659      789,270    887,929    Aurora Foods Inc     BTL-B    09/30/06      90,963       727,707    727,707      818,670
      987,500      987,500  1,975,000    Aurora Foods Inc    BTL-B2    06/30/06     905,209       905,209    905,209    1,810,418
      500,000    1,000,000  1,500,000     B&G Foods Inc       BTL-B    03/31/06     466,000       932,000    932,000    1,398,000
                   541,108    541,108    Captain D's Inc      BTL-B    12/31/01           -       532,991    532,991      532,991
      187,500      562,500    750,000      CP Kelco ApS       BTL-B    03/31/08     182,391       547,172    547,172      729,563
       62,500      168,750    231,250      CP Kelco ApS       BTL-C    09/30/08      60,797       164,152    164,152      224,949
                   358,518    358,518     Doane Pet Care      BTL-B    12/31/05           -       354,485    354,485      354,485
                                             Company
                   249,577    249,577     Doane Pet Care      BTL-B    12/31/05           -       248,693    248,693      248,693
                                             Company
                   117,558    117,558     Doane Pet Care      BTL-C    12/31/06           -       116,334    116,334      116,334
                                             Company
      482,531      965,061  1,447,592        Tabletop         BTL-B    03/31/07     484,340       968,680    968,680    1,453,020
                                           Acquisition
                                         Corp (Merisant)
      498,750      997,500  1,496,250        UST Inc          BTL-B    02/16/05     501,763     1,003,527  1,003,527    1,505,290
                                                                                  ---------     ---------  ---------   ----------
                                                                                  2,809,404     7,444,477  7,444,477   10,253,881

BROADCASTING & ENTERTAINMENT - 3.8%
                1,000,000  1,000,000        Citadel        BTL-B   03/31/07            -        1,003,750         1,003,750
                                          Broadcasting
     651,316    1,736,842  2,388,158     Classic Cable     BTL-B   01/31/08      636,865        1,698,307         2,335,172
                                              Inc
     500,000    1,000,000  1,500,000      Entravision      BTL-B   12/31/08      505,000        1,010,000         1,515,000
                                         Communications
                                             Co LLC
     497,500    2,238,750  2,736,250       Muzak LLC       BTL-B   12/31/06      489,208        2,201,437         2,690,645
     246,875    2,483,674  2,730,549    Telemundo Group    BTL-B   02/28/06      246,104        2,475,913         2,722,017
                                              Inc
     500,000    3,000,000  3,500,000         Young         BTL-B   11/30/06      504,141        3,024,843         3,528,984
                                        Broadcasting Inc
                                                                               ---------       ----------        ----------
                                                                               2,381,318       11,414,250        13,795,568
BUILDINGS & REAL ESTATE - 3.9%
     992,500      992,500  1,985,000      ClubCorp Inc     BTL-B   03/24/07      990,329          990,329         1,980,658
     247,465    2,723,136  2,970,600        Dal-Tile       BTL-B   12/31/03      242,902        2,672,929         2,915,831
                                            Intern'l
     500,000    2,493,750  2,993,750      Lennar Corp      BTL-C   05/03/07      501,459        2,501,024         3,002,483
                  980,000    980,000     Prison Realty      BTL    12/31/02            -          740,559           740,559
                                           Trust Inc
     494,975      742,462  1,237,437     Prison Realty     BTL-C   12/31/02      373,087          559,631           932,718
                                           Trust Inc
     245,000                 245,000                                             184,669                -           184,669
     462,891    1,234,375  1,697,266         Tapco         BTL-B   06/23/07      462,891        1,234,375         1,697,266
                                         International
                                          Corporation
     277,734      740,625  1,018,359         Tapco         BTL-C   06/23/08      277,734          740,625         1,018,359
                                         International
                                          Corporation
                  746,154    746,154     Werner Holding    BTL-B   11/30/04            -          740,931           740,931
                                          Co (DE) Inc
                  746,154    746,154     Werner Holding    BTL-C   11/30/05            -          741,863           741,863
                                          Co (DE) Inc
                                                                               ---------       ----------        ----------
                                                                               3,033,071       10,922,266        13,955,337
CARGO TRANSPORT - 2.3%

                  693,323    693,323    Atlas Freighter    BTL-A   04/25/05            -          694,623           694,623
                                        Leasing III Inc
                1,078,708  1,078,708    Atlas Freighter    BTL-B   04/25/06            -        1,080,730         1,080,730
                                        Leasing III Inc
     500,000    2,521,875  3,021,875       Gemini Air      BTL-A   08/12/05      503,750        2,525,027         3,028,777
                                           Cargo Inc
     720,536    1,000,000  1,720,536     Interpool Inc    364-day  10/24/02      721,436        1,007,500         1,728,936
     500,000    1,250,000  1,750,000      Kansas City      BTL-B   01/11/07      503,360        1,258,399         1,761,759
                                            Southern
                                         Industries Inc
                                                                               ---------       ----------        ----------
                                                                               1,728,546        6,566,279         8,294,825
CHEMICALS, PLASTICS & RUBBER - 4.9%
                  241,942    241,942       Foamex LP       BTL-B   06/30/05            -          235,490           235,490
                  718,660    718,660       Foamex LP       BTL-C   06/30/06            -          699,495           699,495
                2,472,721  2,472,721       Foamex LP       BTL-D   12/31/06            -        2,406,781         2,406,781
     448,903    2,292,533  2,741,436      Hexcel Corp      BTL-B   09/15/05      450,025        2,298,264         2,748,289
                  547,050    547,050     Huntsman Corp     BTL-A   02/07/02            -          444,023           444,023
     750,000    1,750,000  2,500,000     Huntsman Corp     BTL-C   01/07/04      635,000        1,481,667         2,116,667
     408,333    1,143,333  1,551,667      Huntsman ICI     BTL-B   06/30/07      409,586        1,146,841         1,556,427
                                         Chemicals LLC

CHEMICALS, PLASTICS & RUBBER - CONTINUED
     408,333    1,131,667  1,540,000      Huntsman ICI     BTL-C   06/30/08       409,586        1,135,139         1,544,725
                                         Chemicals LLC
                1,000,000  1,000,000        Huntsman       BTL-B   05/31/08             -          895,909           895,909
                                         Packaging Corp
      75,439      241,017    316,455        Lyondell       BTL-B   06/30/05        76,020          242,874           318,894
                                        Petrochemical Co
     537,162    3,016,982  3,554,144        Lyondell       BTL-E   12/31/03       551,976        3,100,184         3,652,160
                                        Petrochemical Co
                1,000,000  1,000,000     Scotts Company    BTL-B   12/31/07             -        1,005,687         1,005,687
                                                                                ---------       ----------        ----------
                                                                                2,532,193       15,092,354        17,624,547
CONTAINERS, PACKAGING & GLASS - 3.4%
     260,180      974,931  1,235,111         Graham        BTL-B   01/31/06       256,060          959,495         1,215,555
                                          Packaging Co
     507,862      807,800  1,315,662         Graham       BTL-C 1  01/31/07       500,417          794,505         1,294,922
                                          Packaging Co
     215,578    1,173,104  1,388,681         Graham       BTL-C 2  01/31/07       212,030        1,155,907         1,367,937
                                          Packaging Co
      62,813       83,750    146,563        Graphic       Bridge   08/02/04        57,375           76,500           133,875
                                        Packaging Corp.
                                           (ACX Tech)
      18,056       54,167     72,222       Jefferson       BTL-B   03/31/06        18,096           54,287            72,383
                                            Smurfit
     237,834      248,938    486,772       Packaging       BTL-A   06/29/07       237,438          248,523           485,961
                                         Corporation of
                                            America
                  448,732    448,732       Packaging       BTL-B   06/29/07                        451,004           451,004
                                         Corporation of
                                            America
     401,317      802,635  1,203,952     RIC/Riverwood     BTL-A   02/28/03       400,126          800,252         1,200,378
                                         International
                1,350,775  1,350,775     RIC/Riverwood     BTL-B   02/28/04                      1,356,147         1,356,147
                                         International
                  396,776    396,776     RIC/Riverwood     BTL-C   08/31/04                        398,354           398,354
                                         International
     848,307    3,493,353  4,341,660    Stone Container    BTL-D   10/01/03       851,651        3,507,124         4,358,775
                                                                                ---------       ----------        ----------
                                                                                2,533,193        9,802,098        12,335,291
DIVERSIFIED & CONGLOMERATE MANUFACTURING - 6.4%
     498,750    1,995,000  2,493,750        Alliance       BTL-B   06/30/05       486,281        1,945,125         2,431,406
                                        Laundry Systems
                                              LLC
     209,494                 209,494     CII Carbon LLC   Hybrid   06/30/08       208,709                -           208,709
                                                            TL
     495,673      991,346  1,487,020     Dayco (Mark IV    BTL-B   05/31/07       484,521          969,041         1,453,562
                                          Industries)
     663,412    1,851,542  2,514,954     General Cable     BTL-B   05/27/07       647,987        1,808,494         2,456,481
                                          Corporation
     246,250      985,000  1,231,250       GenTek Inc      BTL-B   04/30/07       245,634          982,538         1,228,172
     498,750    2,244,375  2,743,125       GenTek Inc      BTL-C   10/31/07       499,218        2,246,480         2,745,698
     236,828      947,312  1,184,139        Goodman        BTL-B   07/31/05       233,720          934,878         1,168,598
                                         Manufacturing
                                             Co LP
                1,498,125  1,498,125     Iron Mountain     BTL-B   02/28/06                      1,510,832         1,510,832
                                              Inc
     368,131    1,732,470  2,100,601     Mueller Group     BTL-B   08/16/06       370,565        1,739,509         2,110,074
                                              Inc
     368,131    1,732,470  2,100,601     Mueller Group     BTL-C   08/16/07       370,623        1,739,779         2,110,402
                                              Inc
                3,486,215  3,486,215        SPX Corp       BTL-B   12/31/06                      3,498,201         3,498,201
     197,829      615,659    813,488         Terex         BTL-B   07/15/05       197,562          611,811           809,373
                                          Corporation
                  819,050    819,050         Terex         BTL-C   07/15/06                        817,941           817,941
                                          Corporation
     249,375      498,750    748,125         Wilmar        BTL-B   09/29/07       249,063          498,127           747,190
                                         Industries Inc
                                                                                ---------       ----------        ----------
                                                                                3,993,883       19,302,756        23,296,639

DIVERSIFIED & CONGLOMERATE SERVICE - 2.3%
                1,000,000  1,000,000       Advanstar       BTL-B   09/30/08                      1,000,313         1,000,313
                                         Communications
                                              Inc
     897,448    1,350,405  2,247,853      infoUSA Inc      BTL-B   06/30/06       864,259        1,296,389         2,160,648
                1,242,500  1,242,500    NationsRent Inc    BTL-B   07/20/06                      1,000,213         1,000,213
                1,237,469  1,237,469     United Rentals    BTL-B   06/30/05                      1,192,094         1,192,094
                                              Inc
     746,250    2,244,375  2,990,625     United Rentals    BTL-C   06/30/06       724,880        2,174,640         2,899,520
                                              Inc
                                                                                ---------        ---------         ---------
                                                                                1,589,139        6,663,649         8,252,788
ECOLOGICAL - 3.1%
     340,909    1,250,000  1,590,909      Allied Waste     BTL-B   07/21/06       327,725        1,201,660         1,529,385
                                           Industries
     409,091    1,500,000  1,909,091      Allied Waste     BTL-C   07/21/07       393,271        1,441,992         1,835,263
                                           Industries
                  500,000    500,000     Casella Waste     BTL-B   12/14/06                        485,209           485,209
                                          Systems Inc
     712,403    1,697,148  2,409,551        Intern'l       BTL-B   06/11/06       700,382        1,668,508         2,368,890
                                        Technology Corp
     230,656      322,918    553,574      Safety-Kleen     BTL-A   04/03/04        72,657          101,719           174,376
                                             Corp.
     497,468    1,241,796  1,739,264      Safety-Kleen     BTL-B   04/03/05       155,597          388,406           544,003
                                             Corp.
     497,468    1,241,796  1,739,264      Safety-Kleen     BTL-C   04/03/06       155,597          388,406           544,003
                                             Corp.
     936,375    2,809,125  3,745,500     Stericycle Inc    BTL-B   11/10/06       941,496        2,824,488         3,765,984
                                                                                ---------        ---------         ---------
                                                                                2,746,725        8,500,388        11,247,113
ELECTRONICS - 2.7%
     609,933      894,737  1,504,670    Amkor Technology   BTL-A   09/30/05       606,883          890,263         1,497,146
                1,985,000  1,985,000    Amkor Technology   BTL-B   09/30/05             -        1,997,130         1,997,130
     148,156                 148,156    Dynamic Details    BTL-B   04/22/05       147,508                -           147,508
                                              Inc.
                2,238,750  2,238,750        Knowles        BTL-B   06/29/07             -        2,121,216         2,121,216
                                          Electronics
     313,771      627,542    941,313           ON          BTL-B   08/04/06       314,556          629,111           943,667
                                         Semiconductor,
                                              Inc.
                                         (Semiconductor
                                          Components)
     337,907      675,815  1,013,722           ON          BTL-C   08/04/07       338,752          677,504         1,016,256
                                         Semiconductor,
                                              Inc.
                                         (Semiconductor
                                          Components)
                1,000,000  1,000,000           ON           BTL    08/04/07             -          999,896           999,896
                                         Semiconductor,
                                              Inc.
                                         (Semiconductor
                                          Components)
                1,000,000  1,000,000        Seagate        BTL-B   11/22/06             -          994,375           994,375
                                         Technology Inc

                                                                                ---------        ---------         ---------
                                                                                1,407,699        8,309,495         9,717,194
FARMING & AGRICULTURE - 1.0%
                1,728,725  1,728,725    Central Tractor    BTL-B   04/30/06             -        1,552,970         1,552,970
                                         Farm & Country
                                        (Quality Stores)
     500,000    1,000,000  1,500,000    Hines Nurseries    BTL-B   02/28/05       480,000          960,000         1,440,000
                                              Inc
                  580,646    580,646    Purina Mills Inc   BTL-A   03/12/07             -          552,097           552,097

                                                                                  -------        ---------         ---------
                                                                                  480,000        3,065,067         3,545,067
FINANCE - 0.1%
     365,247    1,095,741  1,460,988         Bridge        BTL-B   05/29/05       100,443          301,329           401,772
                                          Information
                                          Systems Inc

GROCERY - 1.7%
                1,474,964  1,474,964       Pantry Inc      BTL-B   01/31/06             -        1,479,573         1,479,573
                  744,375    744,375       Pantry Inc      BTL-C   07/31/06             -          747,166           747,166
     749,375    3,247,292  3,996,667    Pathmark Stores    BTL-B   12/15/01       745,066        3,228,620         3,973,686
                                              Inc
                                                                                  -------        ---------         ---------
                                                                                  745,066        5,455,359         6,200,425

HEALTHCARE, EDUCATION & CHILDCARE - 3.7%
     309,701      825,871  1,135,572        Alliance       BTL-B   11/02/07       305,830          815,547         1,121,377
                                          Imaging Inc
     440,299    1,174,129  1,614,428        Alliance       BTL-C   12/18/04       434,795        1,159,453         1,594,248
                                          Imaging Inc
                1,243,194  1,243,194      CONMED Corp      BTL-B   01/01/05                      1,201,547         1,201,547
     367,196    1,476,874  1,844,070    Dade Behring Inc   BTL-B   06/30/06       254,414        1,023,262         1,277,676
     367,196    1,476,874  1,844,070    Dade Behring Inc   BTL-C   06/30/07       254,414        1,023,262         1,277,676
     496,250    1,488,750  1,985,000         Hanger        BTL-B   01/01/08       459,858        1,379,575         1,839,433
                                        Orthopedic Group
                  871,017    871,017        Kinetic        BTL-B   12/31/04                        833,727           833,727
                                          Concepts Inc
                  871,017    871,017        Kinetic        BTL-C   12/31/05                        833,727           833,727
                                          Concepts Inc
                  257,350    257,350         Quest         BTL-B   08/16/07                        258,114           258,114
                                        Diagnostics Inc
                  237,558    237,558         Quest         BTL-C   08/16/07                        238,263           238,263
                                        Diagnostics Inc
     147,149    2,506,110  2,653,259      Stryker Corp     BTL-B   12/04/05       147,986        2,520,363         2,668,349
      21,908      265,253    287,160      Stryker Corp     BTL-C   12/04/06        22,032          266,761           288,793
                                                                                ---------       ----------        ----------
                                                                                1,879,329       11,553,601        13,432,930
HOME & OFFICE FURNITURINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS - 1.0%
     625,000    2,000,000  2,625,000     Shop Vac Corp     BTL-B   07/08/07       624,609        1,998,750         2,623,359
                  348,371    348,371       Simmons Co      BTL-B   10/29/05             -          348,502           348,502
                  784,844    784,844       Simmons Co      BTL-C   10/29/06             -          785,139           785,139
                                                                                ---------       ----------        ----------
                                                                                  624,609        3,132,391         3,757,000
HOTELS, MOTELS, INNS & GAMING - 3.7%
     750,000    2,500,000  3,250,000     Extended Stay     BTL-D   06/07/07       753,750        2,512,500         3,266,250
                                          America Inc
                  530,667    530,667     Isle of Capri     BTL-B   03/02/06                        533,901           533,901
                                          Casinos Inc
                  464,333    464,333     Isle of Capri     BTL-C   03/02/07                        467,163           467,163
                                          Casinos Inc
                3,000,000  3,000,000     MGM Grand  Inc   364-day  04/06/01                      2,993,907         2,993,907
     250,000    2,000,000  2,250,000    Starwood Hotels    BTL-2   02/23/03       250,703        2,005,626         2,256,329
                                        & Resorts Trust
     750,000    3,000,000  3,750,000        Wyndham        BTL-B   06/30/06       742,969        2,971,875         3,714,844
                                         International
                                              Inc
                                                                                ---------       ----------        ----------
                                                                                1,747,422       11,484,972        13,232,394
INSURANCE - 0.7%
     254,423    1,483,073  1,737,496     Willis Corroon    BTL-B   11/19/06       254,304        1,482,377         1,736,681
                                           Group plc
     109,038      218,077    327,115     Willis Corroon    BTL-C   11/19/07       109,175          218,350           327,525
                                           Group plc
     109,038      218,077    327,115     Willis Corroon    BTL-D   05/19/08       109,175          218,350           327,525
                                           Group plc
                                                                                ---------       ----------        ----------
                                                                                  472,654        1,919,077         2,391,731

LEISURE, AMUSEMENT, ENTERTAINMENT - 3.3%
     247,449      989,796  1,237,245       Amfac Parks &     BTL-B   09/30/04       244,356         977,423         1,221,779
                                            Resorts Inc
     247,449      989,796  1,237,245       Amfac Parks &     BTL-C   09/30/05       244,356         977,423         1,221,779
                                            Resorts Inc
   1,000,000    2,000,000  3,000,000      DreamWorks LLC     BTL-B   1/105/09     1,007,188       2,014,376         3,021,564
     500,000    2,500,000  3,000,000    Metro-Goldwyn-Mayer  BTL-B   03/31/06       496,484       2,482,423         2,978,907
     500,000    2,000,000  2,500,000     Premier Parks Inc   BTL-B   09/30/05       503,625       2,014,500         2,518,125
     129,706      750,000    879,706     Regal Cinemas Inc   BTL-B   06/15/06        89,821         531,563           621,384
      97,348                  97,348      United Artists     BTL-B   04/21/06        66,197               -            66,197
                                            Theatre Co
     146,022                 146,022      United Artists     BTL-C   04/21/05        99,295               -            99,295
                                            Theatre Co
                                                                                  ---------       ---------        ----------
                                                                                  2,751,322       8,997,708        11,749,030
MACHINERY - 1.0%
           -    3,000,000  3,000,000         Flowserve       BTL-B   06/30/08             -       2,996,874         2,996,874
                                            Corporation
     298,119                 298,119        Thermadyne       BTL-B   05/22/05       267,065               -           267,065
                                           Holdings Corp
     298,119                 298,119        Thermadyne       BTL-C   05/22/06       267,065               -           267,065
                                           Holdings Corp
                                                                                  ---------       ---------        ----------
                                                                                    534,130       2,996,874         3,531,004
MINING, STEEL, IRON & NON-PRECIOUS METALS - 3.0%
     368,065    1,724,114  2,092,180     Ispat Inland Inc    Hybrid
                                                               TL    07/16/05       325,048       1,522,609         1,847,657
     368,065    1,724,114  2,092,180     Ispat Inland Inc    Hybrid
                                                               TL2   07/16/05       325,048       1,522,609         1,847,657
     749,564      972,429  1,721,992        Neenah Corp      BTL-B   09/30/05       712,086         923,807         1,635,893
                1,224,616  1,224,616        Neenah Corp      BTL-B2  09/30/05                     1,163,385         1,163,385
     417,500    1,741,667  2,159,167      Peabody Holding    BTL-B   06/30/06       417,500       1,741,667         2,159,167
                                            Company Inc
                  968,750    968,750     United States Can   BTL-A   10/04/07                       968,448           968,448
                                              Company
     500,000      739,583  1,239,583     United States Can   BTL-B   10/04/08       503,021         744,052         1,247,073
                                              Company
                                                                                  ---------       ---------        ----------
                                                                                  2,282,703       8,586,577        10,869,280
OIL & GAS - 0.6%
                2,000,000  2,000,000        W-H Energy       BTL-B   04/16/07             -       2,005,000         2,005,000
                                           Services Inc                                           ---------        ----------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (MFG ONLY) - 3.1%
     241,719                 241,719    Amscan Holdings Inc  Hybrid
                                                               TL    12/31/04       210,296               -           210,296
     418,448    3,019,577  3,438,025        Buhrmann NV      BTL-B   10/26/07       419,462       3,026,890         3,446,352
                3,233,282  3,233,282        Playtex Inc      Hybrid
                                                               TL    09/15/03             -       3,169,628         3,169,628
     186,870    1,124,230  1,311,101      Sealy Mattress     BTL-B   12/15/04       187,259       1,126,572         1,313,831
     134,692      810,324    945,017      Sealy Mattress     BTL-C   12/15/05       135,043         812,434           947,477
     172,157    1,035,714  1,207,871      Sealy Mattress     BTL-D   12/15/06       172,516       1,037,872         1,210,388
     229,184      916,734  1,145,918     United Industries   BTL-B   01/20/06       192,514         770,057           962,571
                                               Corp
                                                                                  ---------       ---------        ----------
                                                                                  1,317,090       9,943,453        11,260,543

PRINTING & PUBLISHING - 7.0%
     500,000    2,746,493   3,246,493      American Color     BTL-B    03/31/05         495,000        2,719,029         3,214,029
                                              Graphics
   1,000,000    2,500,000   3,500,000    American Media Inc   BTL-B    04/01/07       1,004,688        2,511,720         3,516,408
     500,000    3,000,000   3,500,000         Benedek         BTL-B    11/20/07         491,406        2,948,439         3,439,845
                                         Broadcasting Corp
     483,838    2,903,030   3,386,869       Jostens Inc       BTL-B    05/10/08         486,123        2,916,738         3,402,861
     748,500    1,497,000   2,245,500     Journal Register    BTL-B    09/06/06         742,731        1,485,461         2,228,192
                                                 Co
     750,000    1,000,000   1,750,000    Lamar Advertising    BTL-B    08/01/06         753,000        1,004,000         1,757,000
                                              Company
                1,678,927   1,678,927      Mail-Well Corp     BTL-B    02/22/07               -        1,670,183         1,670,183
     990,000    1,980,000   2,970,000       Merrill Corp      BTL-B    11/23/07         919,462        1,838,925         2,758,387
     127,602      255,204     382,806      R.H. Donnelley     BTL-B    12/05/05         126,645          253,290           379,935
                                                Corp
     212,916      425,832     638,748      R.H. Donnelley     BTL-C    12/05/06         211,319          422,639           633,958
                                                Corp
     975,933      975,933   1,951,866     Vertis Holdings,    BTL-A    12/31/05         953,975          953,975         1,907,950
                                         Inc. (Big Flower)
                  491,666     491,666     Vertis Holdings,    BTL-B    12/31/08               -          484,599           484,599
                                         Inc. (Big Flower)
                                                                                      ---------       ----------        ----------
                                                                                      6,184,349       19,208,998        25,393,347
RETAIL STORES - 1.1%
     484,978    1,576,178   2,061,156     SDM Corporation     BTL-C    02/04/08         487,035        1,582,863         2,069,898
     484,978    1,576,178   2,061,156     SDM Corporation     BTL-E    02/04/09         487,035        1,582,863         2,069,898
                                                                                      ---------       ----------        ----------
                                                                                        974,070        3,165,726         4,139,796
TELECOMMUNICATIONS - 14.2%
     500,000    3,000,000   3,500,000     360networks inc     BTL-B    05/31/07         488,021        2,928,125         3,416,146
                2,000,000   2,000,000         Adelphia       BTL-B-1   06/30/09               -        1,978,646         1,978,646
                                           Communications
                                                Corp
     500,000    1,000,000   1,500,000         Adelphia        Discr.   12/31/09         494,661          991,375         1,486,036
                                           Communications      Fac.
                                                Corp
     500,000    2,750,000   3,250,000      American Tower     BTL-B    12/31/07         503,005        2,766,528         3,269,533
                                                Corp
                2,987,365   2,987,365        Centennial      BTL-B-PR  05/31/07               -        2,993,275         2,993,275
                                           Cellular Corp
     250,000    1,500,000   1,750,000         Charter         BTL-B    03/18/08         249,578        1,491,998         1,741,576
                                           Communications
                                           Holding Co LLC
     750,000      250,000   1,000,000         Charter         BTL-B    11/12/08         745,999          249,578           995,577
                                           Communications
                                           Holding Co LLC
                1,500,000   1,500,000         Charter         BTL-B    02/02/08               -        1,498,476         1,498,476
                                           Communications
                                           Holding Co LLC
                1,850,000   1,850,000     Cincinnati Bell    Del. TL   01/06/06               -        1,854,753         1,854,753
                                                Inc
                  493,750     493,750          Davel          BTL-B    06/23/05               -           79,823            79,823
                                         Communications Inc
     203,073      990,000   1,193,073          Dobson         BTL-B    12/31/07         202,075          990,722         1,192,797
                                           Communication
     513,333      513,333   1,026,667          Dobson         BTL-B    03/31/08         513,365          513,365         1,026,730
                                           Communication
     210,765      612,784     823,549          Dobson         BTL-B    03/23/07         209,777          609,774           819,551
                                           Communication
     586,667      586,667   1,173,333          Dobson         BTL-C    03/31/09         586,667          586,667         1,173,334
                                           Communication
                  635,996     635,996          Dobson         BTL-C    12/23/07                          633,015           633,015
                                           Communication
                2,500,000   2,500,000     Global Crossing     BTL-B    06/30/06                        2,512,848         2,512,848
                                                Ltd

TELECOMMUNICATIONS - CONTINUED
     500,000    1,500,000   2,000,000      McLeodUSA Corp     BTL-B    05/31/08         498,541        1,495,625         1,994,166
     500,000    2,000,000   2,500,000        Microcell        BTL-B    03/01/06         498,906        1,995,626         2,494,532
                                         Telecommunications Inc
     250,000    1,500,000   1,750,000          Nextel         BTL-B    06/30/08         250,815        1,504,889         1,755,704
                                           Communications
     250,000      750,000   1,000,000          Nextel         BTL-C    12/31/08         250,815          752,444         1,003,259
                                           Communications
     500,000    1,500,000   2,000,000         RCN Corp        BTL-B    06/03/07         470,375        1,411,125         1,881,500
     500,000    1,500,000   2,000,000      Rural Cellular     BTL-B    01/03/08         498,906        1,496,720         1,995,626
                                                Corp
     500,000    1,500,000   2,000,000      Rural Cellular     BTL-C    04/03/09         498,906        1,496,720         1,995,626
                                                Corp
                1,316,910   1,316,910     Superior TeleCom    BTL-A    05/27/04               -        1,210,734         1,210,734
                                                Inc
                  960,814     960,814     Superior TeleCom    BTL-B    11/27/05               -          892,056           892,056
                                                Inc
                3,250,000   3,250,000        Tritel Inc       BTL-B    12/31/07               -        3,257,110         3,257,110
                2,500,000   2,500,000       Voicestream       BTL-A    12/31/07               -        2,455,313         2,455,313
                                              Wireless
                1,000,000   1,000,000       Voicestream       BTL-B    02/25/09               -          989,952           989,952
                                              Wireless
   1,000,000    2,000,000   3,000,000    XO Communications    BTL-B    06/30/07         976,591        1,953,182         2,929,773
                                           Inc (Nextlink)
                                                                                      ---------       ----------        ----------
                                                                                      7,937,003       43,590,467        51,527,470
TEXTILES & LEATHER - 2.5%
                1,357,247   1,357,247     Galey & Lord Inc    BTL-B    04/02/05                        1,230,853         1,230,853
                  962,812     962,812     Galey & Lord Inc    BTL-C    04/01/06                          873,150           873,150
     246,250      993,750   1,240,000          Globe          BTL-B    07/15/06         166,220          670,781           837,001
                                          Manufacturing Co
                  969,860     969,860      Pillowtex Corp     BTL-B    12/31/04                          575,127           575,127
     685,200      831,293   1,516,494      Polymer Group      BTL-B    12/20/05         662,503          803,757         1,466,260
      53,159      637,028     690,187      Polymer Group     BTL-B-1   12/20/05          51,565          617,917           669,482
     628,961    1,257,923   1,886,884    St John Knits Inc    BTL-B    07/31/07         612,320        1,224,641         1,836,961
                1,500,000   1,500,000        Synthetic        BTL-B    12/14/07               -        1,455,000         1,455,000
                                           Industries Inc
                                                                                      ---------       ----------        ----------
                                                                                      1,492,608        7,451,226         8,943,834
TRANSPORTATION - 0.7%
     345,026      574,162     919,188         American        BTL-B    06/30/06         332,303          552,989           885,292
                                        Commercial Lines LLC
     470,063    1,259,329   1,729,392         American        BTL-C    06/30/07         452,730        1,212,890         1,665,620
                                        Commercial Lines LLC
                                                                                      ---------       ----------        ----------
                                                                                        785,033        1,765,879         2,550,912
UTILITIES - 0.8%
     500,000    2,500,000   3,000,000    Western Resources    BTL-B    03/17/03         503,750        2,518,750         3,022,500
                                                Inc

TOTAL LOANS   (Cost $63,180,171, $245,632,538 and $308,812,709, respectively)       $60,121,679     $269,472,327      $329,594,006
SHORT-TERM INVESTMENTS-6.9%
   2,942,038   21,885,005  24,827,043    SSGA Money Market
                                                Fund                                  2,942,038       21,885,005        24,827,043
           -      262,000     262,000    Repurchase Agreement with State Street
                                         Bank & Trust Co. dated 12/29/00 at 5.25%,
                                         to be repurchased at $262,153 on
                                         01/02/01, collateralized by U.S. Treasury
                                         Notes, 6.625% due 1/2/01 (valued at
                                         $271,714 including interest)                         -          262,000           262,000
                                                                                                     -----------      ------------


TOTAL SHORT-TERM INVESTMENTS (Cost $2,942,038, $42,394,489 and $$45,336,527,
 respectively)                                                                        2,942,038       22,147,005        25,089,043
                                                                                    -----------     ------------      ------------

TOTAL INVESTMENTS-98.0-- (COST $63,087,085, $288,027,027 AND $$351,114,112,
 respectively)*                                                                      63,063,717      291,619,332       354,683,049
                                                                                    -----------     ------------      ------------

OTHER ASSETS AND LIABILITIES, NET- 2.0%                                               1,371,778        5,710,761         7,082,539

NET ASSETS-100.0%                                                                    64,435,495      297,330,093       361,765,588
                                                                                    ===========     ============      ============

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS OF MERGER BETWEEN NORTH AMERICAN SENIOR FLOATING RATE FUND AND
CYPRESSTREE SENIOR FLOATING RATE FUND
DECEMBER 31, 2000 (UNAUDITED)

1.  BASIS OF COMBINATION

North American Senior Floating Rate Fund, Inc. ("North American Fund") is a Maryland Corporation, registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The pro-forma combined financial statements reflect the pro-forma combined financial position of the proposed acquisition of CypressTree Senior Floating Rate Fund, Inc. ("CypressTree Fund") by North American Fund as if such acquisition had taken place as of December 31, 2000, and the pro-forma combined results of operations for the year ended December 31, 2000 as though the reorganization had occurred as of January 1, 2000.

The pro-forma statements give effect to the proposed transfer of the assets and stated liabilities of CypressTree Fund in exchange for shares of North American Fund at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of North American Fund for pre-combination periods will not be restated. The pro-forma combined financial statements do not reflect the expenses of either fund in carrying out its obligation under the proposed Agreement and Plan or Reorganization.

The pro forma financial statements should be read in conjunction with the historical financial statements and schedules of investments of CypressTree Fund and North American Fund which are incorporated by reference in the Statement of Additional Information.

2.  PRO-FORMA COMBINED PORTFOLIO OF INVESTMENTS

Securities held by the two funds have been combined in the accompanying Combined Portfolio of Investments. Securities are valued using the pricing procedures and policies of the respective Acquiring Fund or Acquired Fund, as applicable. For more information, see the North American Fund Annual Report or the CypressTree Fund Annual Report. Historical cost amounts represent the combined cost basis of the securities.

3.  PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES

Shares outstanding have been adjusted to reflect the conversion of CypressTree Fund shares into North American Fund Shares based upon the net asset value of the North American Fund shares at December 31, 2000.

4.  PRO FORMA OPERATIONS

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expenses of the combined entity. The investment advisor fee and distribution fees have been calculated for the combined fund based on the contractual rates expected to be in effect for North American Fund at the time of the Reorganization at the combined level of average net assets for the twelve month period ended December 31, 2000.

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